As filed with the Securities and Exchange Commission on April 11, 2014

Securities Act File No. 2-10685

Investment Company Act File No. 811-214

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒

Pre-Effective Amendment No.     ☐

Post-Effective Amendment No. 144     ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     ☒

Amendment No.  ☒

(Check Appropriate Box or Boxes)

SENTINEL GROUP FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

National Life Drive

Montpelier, Vermont 05604

(Address of Principal Executive Offices) (Zip Code)

(802) 229-7410

(Registrant’s Telephone Number, including Area Code)

Lisa Muller, Esq.	Copy to:
c/o Sentinel Asset Management, Inc.	John A. MacKinnon, Esq.
National Life Drive	Sidley Austin LLP
Montpelier, Vermont 05604	787 Seventh Avenue

New York, New York 10019

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐       immediately upon filing pursuant to paragraph (b)

☐       on                          pursuant to paragraph (b)

☐       60 days after filing pursuant to paragraph (a)(1)

☒     on  June 16, 2014 pursuant to paragraph (a)(1)

☐       75 days after filing pursuant to paragraph (a)(2)

☐       on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐       this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, par value $.01 per share.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 11, 2014

Sentinel Funds Prospectus

March 30, 2014, as supplemented [        ], 2014

Class A, Class C and Class I

	Class A	Class C	Class I
Sentinel Multi-Asset Income Fund	SECMX	SMKCX	SCSIX

This prospectus contains information you should know before investing, including information about risks.
Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Sentinel Group Funds, Inc. • One National Life Drive • Montpelier, VT 05604 • 800.233.4332
www.sentinelinvestments.com

Table of Contents

Fund Summary	1

Sentinel Multi-Asset Income Fund	1

Additional Information About The Fund	7

Investment Objectives and Strategies	7
Investment Risks	8
Disclosure of Portfolio Securities	13

Share Classes	14
Purchasing, Selling and Exchanging Fund Shares	21
Pricing Fund Shares	29
Dividends, Capital Gains and Taxes	31
Index Descriptions	32
Management of the Funds	32
Householding and Electronic Delivery of Documents	33
Financial Highlights	34
To Get More Information	37

Fund Summary

Sentinel Multi-Asset Income Fund+

Investment Objective

The Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 14 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 29 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.54%	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.24%	0.23%	0.26%
Total Annual Fund Operating Expenses	1.03%	1.77%	0.80%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

+ The Sentinel Conservative Strategies Fund is expected to change its name to the Sentinel Multi-Asset Income Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$600	$811	$1,040	$1,696
Class C	280	557	959	2,084
Class I	82	255	444	990

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$180	$557	$959	$2,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 279% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests in a broad range of debt instruments and equity securities.  Sentinel has broad discretion to allocate assets among asset classes in order to pursue the Fund’s investment objective, and may shift the Fund’s investments from one asset class to another based on Sentinel’s analysis of the best opportunities for the Fund in a given market.

The debt instruments in which the Fund may invest include all varieties of fixed and floating rate instruments, including secured and unsecured bonds and mortgage-backed or other asset-backed securities.  The debt instruments may be of any maturity and any credit quality, including high-yield (below investment-grade) bonds (sometimes called “junk bonds”).  The Fund may invest up to 100% of its assets in these or any other types of debt instruments.

The Fund may invest in any stock or other equity security that Sentinel believes may assist the Fund in pursuing its investment objective, including common stocks of companies of any size or any market capitalization, preferred stock, utility stocks, publicly-traded real estate investment trusts (“REITs”) and other equity trusts and partnership interests, including master limited partnerships.  The Fund may invest up to 100% of its assets in equity securities, but no more than 70% of its assets in equity securities of non-U.S. companies.  Currently, the Fund expects to invest no more than 40% of its assets in equity securities.

Assets in which the Fund invests may be denominated in U.S. dollars or foreign currencies.

The Fund may attempt to hedge various risks, such as interest rate, equity, credit and currency risk, using derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swaps, options on swaps, and interest rate caps and floors), and may use derivative instruments for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may sell a security if it no longer meets the Fund’s investment criteria, or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others.

Principal Investment Risks

You could lose money by investing in the Fund. The following is a summary description of the principal risks of investing in the Fund:

•                  Asset Allocation Risk The Fund’s allocations to the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.

•                  Derivatives Risk. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund.

•                  General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are at or near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund. In the case of corporate bonds and commercial paper, values may fluctuate as perceptions of credit quality change. In addition, corporate bonds may be downgraded or default. During periods of declining interest rates or for other reasons, bonds may be “called”, or redeemed, by the bond issuer prior to the bond’s maturity date, resulting in the Fund receiving payment earlier than expected. This may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate.

•                  Income Risk.  Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

•                  Lower-Quality Bonds Risk. Bonds with lower credit ratings are more speculative and likely to default than higher-quality bonds. Lower-rated bonds also tend to fluctuate more widely in value.

•                  Master Limited Partnership Risk.  The common units of an MLP are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP.  Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors.  In the event of a liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

•                  Portfolio Turnover Risk. An active trading approach increases the Fund’s costs and may reduce the Fund’s performance. It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns.

•                  Preferred Stocks Risk.  Preferred stock represents an equity or ownership interest in a company. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.  Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

•                  Real Estate-Related Investments Risk.  The Fund’s investments in real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions and changes in the value of the underlying property, competition, zoning laws and other regulations, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

•                  Sector Risk. Investments in a particular sector may trail returns from other economic sectors.

•                  Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•                  Utilities Industry Risk.  Utility company equity securities, to the extent they are purchased for their dividend yield, historically have been sensitive to interest rate movements.  In addition, utility companies are subject to state and federal regulation, with respect to both rates and operations, and face the potential for increased costs due to additional regulation and litigation.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year since inception. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Performance of the Class A shares prior to June 30, 2012, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher.  Performance of the Class I shares prior to December 17, 2010 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Effective June [xx], 2014, the Fund changed its investment strategies. The performance information provided below for  periods prior to June [xx], 2014 relates to the Fund’s investment strategies that were in effect during such periods

Inception: 2003

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 7.66% (quarter ended September 30, 2009) and the lowest return for a quarter was -10.97% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2013	1 Year	5 Years	10 Years
Return Before Taxes: Class A	5.53	8.75	5.06
Return After Taxes on Distributions: Class A	4.94	8.12	3.99
Return After Taxes on Distributions and Sale of Fund Shares: Class A	3.31	6.76	3.67
Return Before Taxes: Class C	9.20	9.05	4.76
Return Before Taxes: Class I	11.31	9.96	5.64
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)	32.39	17.94	7.41
Barclays US Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)(1)	-2.02	4.44	4.55

(1) The Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund compares its performance to this index because the Fund’s investment strategy may include investments in the asset classes that comprise the index.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since 2009.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Administrative Services, Inc. PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment
	Initial	Subsequent	Initial	Subsequent	Plan
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I: Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About The Fund

Investment Objectives and Strategies

Sentinel Multi-Asset Income Fund+

Investment Objective

The Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.

Principal Investment Strategies

The Fund normally invests in a broad range of debt instruments and equity securities.  The Fund may shift its investments from one asset class to another based on Sentinel’s analysis of the best opportunities for the Fund in a given market.

The debt instruments in which the Fund may invest include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds and mortgage-backed or other asset-backed securities.  The debt instruments may be of any maturity and any credit quality, including high-yield (below investment-grade) bonds (sometimes called “junk bonds”).  The Fund may invest up to 100% of its assets in these or any other types of debt instruments.

The Fund may also invest in other debt securities, including government obligations, debt securities convertible into common stocks, debentures, bank loans, zero-coupon securities, notes, short-term debt instruments, when-issued securities, Rule 144A securities, structured notes and repurchase agreements.  The below investment-grade debt securities in which the Fund may invest may include distressed securities.

The Fund may invest in any stock or other equity security that Sentinel believes may assist the Fund in pursuing its investment objective, including common stocks of companies of any size or any market capitalization, preferred stock, securities convertible into common stocks, utility stocks, publicly-traded real estate investment trusts (“REITs”) and other equity trusts and partnership interests, including master limited partnerships (“MLPs”) that are generally in energy-related industries.  The Fund may invest up to 100% of its assets in equity and equity-related securities, but currently expects to invest no more than 40% of its assets in equity securities.  The Fund will not invest more than 70% of its assets in equity and equity-related securities of foreign issuers.

MLPs are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity.

+ The Conservative Strategies Fund is expected to change its name to the Multi-Asset Income Fund concurrently with the effectiveness of this registration statement.

REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).  The Fund intends to invest in equity REITs.

The Fund may invest in both U.S. and non-U.S. dollar denominated debt instruments and equity securities, and securities of U.S. and foreign issuers, including emerging markets issuers.

The Fund may attempt to hedge various risks, such as interest rate, equity, credit and currency risk, using derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swaps, options on swaps, and interest rate caps and floors), and may use derivative instruments for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may purchase or sell securities on a when-issued, delayed delivery and forward commitment basis. The Fund may participate in a securities lending program.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund may engage in dollar roll transactions. In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), and interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the 1940 Act.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

From time to time, the Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This strategy is an attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security if it no longer meets the Fund’s investment criteria, or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others.

Investment Risks

We cannot guarantee that the Fund’s investment objective will be achieved. You can find additional information about the investment risks of the Fund in the Fund’s Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), by visiting sentinelinvestments.com, or by writing to Sentinel Administrative Services, Inc. at PO Box 55929, Boston, MA 02205-5929. The Fund is not guaranteed or insured by the U.S. government. The value of the Fund’s shares is expected to fluctuate.

Principal Equity Securities Risks

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in a company. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Sector Risk. To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on risks of a particular sector consult the Fund’s Statement of Additional Information.

Stock Market and Selection Risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

Utilities Industry Risk.  Utility company equity securities, to the extent they are purchased for their dividend yield, historically have been sensitive to interest rate movements.  In addition, utility companies are subject to state and federal regulation, with respect to both rates and operations, and face the potential for increased costs due to additional regulation and litigation.

Principal Fixed-Income Securities Risks

General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, to the extent the Fund holds bonds, the net asset value of its shares will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond’s sensitivity to changes in interest rates) generally are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. As of the date of this Prospectus, interest rates in the United States are at or near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Funds. While considered investment-grade, bonds in the fourth highest rating category of Moody’s and Standard & Poor’s may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories.

Lower-Quality Bonds Risk. The lower-quality bonds in which the Fund may invest generally have higher nominal or effective interest rates than higher-quality bonds. Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Fund may earn less income if they hold floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher-quality bonds. Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-rated bonds becomes less active, the Fund may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel’s credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Fund may incur additional expenses in seeking a recovery or participating in a restructuring. Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Fund before their maturity. If a call is exercised during a period of declining interest rates, the Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund’s investment income would go down.

Other Principal Investment Risks

Asset Allocation Risk. The Fund attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocations will produce the desired results. It is possible that the managers will focus on an asset class that performs poorly or underperforms other investments under various market conditions.

Derivatives Risk. The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, swap transactions and foreign currency transactions. The Fund may (but is not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk (“hedging”). The Fund may also use derivatives for other investment purposes, such as replicating permitted investments, so long as such investments do not have the effect of leveraging portfolio risks.

Use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio managers may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Use of these contracts can have the effect of reducing returns and minimizing opportunities for gain.

The prices of over-the-counter (“OTC”) derivative instruments can be volatile. Price movements of OTC derivative instruments are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs, policies of governments, and national and international political and economic events. In addition, governments from time to time intervene in certain markets. This intervention may influence prices and, together with other factors, cause markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.

The recent bankruptcies of significant international derivatives dealers demonstrate that substantial losses may arise if transactions are prematurely terminated or delayed due to default. Uncertainties in the OTC derivatives markets also may occur due to proposed regulations and new regulations requiring OTC derivatives clearing.

Certain positions held by the Fund may become illiquid, preventing the Fund from acquiring positions or making it impossible for the Fund to close out positions against which the market is moving. Most U.S. futures exchanges limit fluctuations in exchange-traded futures contract prices during a single day by regulations referred to as “daily price limits.” During a single trading day no trades may be executed in these contracts at prices beyond the daily price limit. Once the price of a futures contract has increased or decreased to the limit point, positions can be neither taken nor liquidated. Futures prices have occasionally moved to the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses. The Commodity Futures Trading Commission (“CFTC”) or futures exchanges may also suspend or limit trading.

The CFTC and futures exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options on futures contracts traded on U.S. commodities exchanges. Position limits could prevent the Fund from acquiring on positions or force the Fund to liquidate positions causing the Fund to incur transaction costs. On November 5, 2013, the CFTC proposed for public comment a new speculative position limits rule and aggregation rule for 28 energy, metals and agricultural commodity futures contracts and economically equivalent swaps, the adoption of which could further prevent a Fund from acquiring on positions or force a Fund to liquidate positions causing the Fund to incur transaction costs.

The Fund is also exposed to the risk of the bankruptcy or insolvency of its trading counterparties and other entities holding Fund assets, such as broker-dealers, futures commission merchants, futures exchanges, clearinghouses, banks or other financial institutions. Such a third-party bankruptcy or insolvency could result in a substantial portion of a Fund’s assets being lost or their return delayed pending the final disposition of legal proceedings. On October 30, 2013, the CFTC adopted new rules that seek to afford greater assurances to commodity futures market participants, such as a Fund, that segregated customer funds that are held by futures commission merchants are protected (“2013 Customer Protection Rules”). The 2013 Customer Protection Rules require each FCM to adopt a robust risk management program that takes into account risks to segregated customer funds and to maintain a “residual interest” in its customer accounts that is at least equal to its’ customers’ aggregate under-margined accounts for the prior trade date, by 6:00pm Eastern Time on the next business day after the trade date. However, the “residual interest” requirement is subject to an extended phase-in period. The CFTC believes the “residual interest” requirement will shift the risk of loss, in the event that the default of a customer triggers its futures commission merchant’s insolvency, away from those customers who have maintained excess margin. There remains the risk that this new “residual interest” requirement may not fully protect customers of an insolvent futures commission merchant and during the extended phase-in period risks to segregated customer funds continue to exist. The 2013 Customer Protection Rules also require each futures commission merchant to disclose to its customers the additional risks that segregated customer funds are not protected by insurance or by the Securities Investors Protection Corporation and are not subject to a general guarantee by any derivatives clearing organization upon the default of the futures commission merchant.

Income Risk.  Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds. The Fund’s income generally declines during periods of falling interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return.

Master Limited Partnership Risk.  The common units of an MLP are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP.  Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors.  In the event of a liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Portfolio Turnover Risk. The Fund has an active trading approach, which increases the Fund’s costs and may reduce the Fund’s performance. It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns.

Real Estate-Related Investments Risk.  The Fund’s investments in real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions and changes in the value of the underlying property, competition, zoning laws and other regulations, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Other Investment Risks

Bank Loan Risk. The market for bank loans may not be highly liquid and, in some cases, the Fund may have to dispose of such investments at a substantial discount from face value. These investments expose the Fund to the credit risk of the underlying corporate borrower.

Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Fund can earn on its investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions.

General Foreign Securities Risk. Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Fund may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Fund had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. The Fund is not required to hedge against foreign currency exchange rates.

Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as the Federal National Mortgage Association (FNMA, or Fannie Mae), the Federal Farm Credit Bank (FFCB), the Federal Home Loan Bank system (FHLB) and the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), to repay principal and to make interest payments on the securities in which the Fund invests. In addition, certain of these securities, including those guaranteed by FNMA, FFCB, FHLB and FHLMC, are not backed by the full faith and credit of the U.S. government. In addition, if prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to or higher than other bonds of similar maturities.

Investments in Other Investment Companies Risk. The Fund investing in other investment companies, including exchange-traded funds (“ETFs”), will indirectly bear the management and other fees of the other investment company in addition to its own expenses.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages held in trust and differ from traditional fixed-income securities and are subject to certain additional risks. Like traditional fixed-income securities, when interest rates fall the value of mortgage-backed securities typically increases, and when interest rates rise, the value of mortgage-backed securities typically decreases. However, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. In addition, the principal on mortgage- backed securities may normally be prepaid at any time, which will reduce the yield and market value. When interest rates decline, borrowers may pay off their mortgages sooner than expected and the Fund may have to invest the proceeds in securities with lower yields. This is known as prepayment risk. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Not Guaranteed Risk. The Fund is not guaranteed or insured by the U.S. government. The value of the Fund’s shares is expected to fluctuate.

Restricted and Illiquid Securities Risk. Restricted securities are securities for which trading is limited to qualified institutional buyers (Rule 144A securities, for example), or are subject to other legal or contractual restrictions on resale. Sentinel may determine that certain Rule 144A securities in which the Fund may invest are liquid securities under guidelines approved by the Fund’s Board of Directors, and these Rule 144A securities will not be subject to any limitation or prohibition on the purchase of illiquid securities. These liquid Rule 144A securities may become illiquid if qualified institutional buyers are unavailable. Other securities, such as lower-quality bonds or small-cap securities, may also become illiquid. The Fund will not be able to readily resell illiquid securities and resale of some securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may negatively affect the Fund’s net asset value.

Temporary Defensive Position Risk. If the Fund takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality money-market instruments, bank deposits, or cash. If the Fund takes a temporary defensive position it may not achieve its investment objective(s).

Zero-Coupon and Similar Bonds Risk. Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values, are referred to as zero-coupon securities. These securities may pay interest in additional securities instead of cash

(referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Fund may not get cash interest payments on these bonds, under existing tax law the Fund nevertheless must accrue and, in order to qualify as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended (“Code”) must distribute the income deemed to be earned on a current basis. This may cause the Fund to have to sell other investments to raise the cash needed to make its required income distributions.

The Fund is appropriate for investors who are comfortable with the risks described herein. The Fund is appropriate for long-term investors who are able to lose all or part of their investment in the Fund.

Disclosure of Portfolio Securities

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information.  The Fund’s quarter-end top ten holdings are provided in the Fund’s Quarterly Report posted at www.sentinelinvestments.com under “Forms & Literature”, “Performance” with at least a 15-day lag.

Share Classes

The Fund offers different pricing options to investors in the form of different share classes. Through this Prospectus, you can learn about the Fund’s Class A, Class C and Class I shares.

Class	Initial Sales Charge	Contingent Deferred Sales Charge (“CDSC”)	Distribution and/or Service (12b-1) Fees	Conversion Feature	Availability
A	Maximum initial sales charge: 5%	None (Certain redemptions of shares that were purchased without a sales charge may be charged a CDSC)(1)	0.25%	None	Generally available
C	None	1% if redeemed in the first year	1.00%	None	Generally available
I	None	None	None	None	Strict eligibility requirements apply

(1) There is no sales charge for new purchases of $1,000,000 and over. A contingent deferred sales charge (“CDSC”) may apply to redemptions of Class A shares if shares are redeemed in the first twelve months after purchase where the initial sales charge was zero based on a purchase of $1,000,000 or more. The CDSC schedule with respect to the Fund is set forth below under “Class A Shares”.

This Prospectus frequently uses the term “CDSC”, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares subject to a CDSC if none of the waivers described in this Prospectus apply. If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge. CDSC schedules may change from time to time. Your shares are subject to the CDSC schedule in effect when you purchased them.

When choosing a share class, your considerations should include:

•                  the amount of the investment;

•                  the intended length of the investment;

•                  whether you are eligible for a waiver or reduction of an initial sales charge or CDSC; and

•                  whether you intend to utilize the exchange privilege (exchange privileges among Sentinel Funds differ by share class).

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, or if you are eligible for a waiver of the initial sales charge, Class A shares may be appropriate for you.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. However, you pay higher ongoing distribution fees for the entire period of your investment. This class may be appropriate for you if the benefits of avoiding an initial sales charge outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

Class I shares have the advantages of no sales charges and no distribution fees. They typically have an expense ratio that is lower than the Fund’s other classes of shares. In general, investors who can satisfy the Class I share class eligibility requirements should purchase Class I shares. Class I shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans and online account access.

Sentinel has agreed to reimburse certain expenses paid by the Class I shares of the Fund to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Fund, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the Fund. This agreement will continue through March 31, 2015. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Purchase of Fund Shares

There is no size limit on purchases of Class A shares. The maximum purchase of Class C shares accepted is $999,999. Investment minimums apply to the purchase of Class I shares, with certain exceptions. Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, “intermediaries”) may charge additional fees in connection with transactions in Fund shares. Sentinel Financial Services Company, the Fund’s distributor, and/or an affiliate make payments from their own resources to intermediaries related to marketing the Fund and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families. Additional information about these arrangements is available in the Fund’s Statement of Additional Information

Class A Shares

Class A shares are generally subject to a front-end sales charge. You may qualify for a reduced front-end sales charge based on the size of your purchase. For all purchases of Class A shares, you pay the offering price, which includes the front-end sales charge, next computed after we receive your order. The table below shows the front-end sales charges that you may pay if you purchase Class A shares:

	Sales charge as a percentage of:
Invested Assets	Offering Price	Net Amount Invested	Dealer Reallowance
$0 to $24,999	5.00%	5.26%	4.50%
$25,000 to $49,999	4.50%	4.71%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.75%
$100,000 to $249,999	3.00%	3.10%	2.75%
$250,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%	0.00%	0 (1)

(1) Distributor may pay the following compensation to financial intermediaries who initiate purchases of Class A shares of $1 million or more.  However, if shares are redeemed prior to 12 months after the date of purchase, they will be subject to a CDSC of 1% unless a CDSC waiver applies.

Invested Assets (based on ROA)	Compensation
for the portion up to and including $2 million	1.00%
for the portion of the order exceeding $2 million up to and including $4 million	0.70%
for the portion exceeding $4 million	0.50%

Due to rounding, the initial sales charge expressed as a percentage of the offering price may be higher or lower than the charges described above. No initial sales charge applies to Class A shares that you purchase through reinvestment of Fund dividends or capital gains.

For complete redemptions of your account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed. For partial redemptions, any CDSC is imposed on the original cost of the shares redeemed, regardless of current market value. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial Services Company receives the entire amount of any CDSC paid. Also see “Waiver or Reduction of a CDSC” below. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges

Sales charges on Class A shares may be reduced or eliminated in certain situations, as described below. Please note that, to take advantage of any reduced or eliminated sales charge, you must inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company, the Fund or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved. Failure to inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company, the Fund or your financial intermediary that you may qualify for a reduced or eliminated sales charge may result in your not receiving the sales charge reduction for which you might otherwise be eligible.

Financial intermediaries may not be able to offer one or more of these reduced or eliminated sales charge privileges, in which case an investor would need to purchase shares direct from the Fund in order to receive the sales charge reduction or waiver. Please contact your financial intermediary for more information.

Right of Accumulation. Quantity discounts for the Class A shares of the Fund begin with investments of $25,000. You may qualify for quantity discounts based on the current value of all classes of shares of the Sentinel Funds, taken together, that are owned by you, your spouse, your civil union partner, your children, parents or a fiduciary for these persons. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the Institutional Service Class shares of the Daily Income Fund’s U.S. Government Portfolio (the “DIF U.S. Government Portfolio”), an unaffiliated money market fund distributed by Reich & Tang Distributors, Inc., through an account maintained by Sentinel Administrative Services, Inc. will also be considered when determining whether you may qualify for a quantity discount. Shares held under the tax identification number of anyone other than you, your spouse, your civil union partner, your children or parent, however, do not qualify for quantity discounts. Contact Sentinel Administrative Services, Inc. for help in combining accounts for purposes of obtaining quantity discounts on purchases. To receive a reduced sales charge, you should inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse, your civil union partner, your children or parent each time you purchase shares. Your financial adviser or other financial intermediary may request documentation from you, including account statements and records of the original acquisition of the shares owned by you, your spouse, your civil union partner, your children or parent, to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account (brokerage, retirement plan, etc.), the Fund, Sentinel Administrative Services, Inc. and/or your financial adviser or other financial intermediary may not be able to maintain this information. We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Letter of Intent. You may use a letter of intent (LOI) to obtain a reduced sales charge for Class A shares of the Fund if you plan to make an investment in the Sentinel Funds that include Class A shares and the total amount of such investments is anticipated to be $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans). Any shares purchased within 90 days prior to the date you establish the LOI are credited toward fulfillment of your purchase commitment under the LOI. However, sales charges will not be reduced for purchases made prior to the date the LOI is established; the reduced sales charge will only apply to new purchases made on or after the establishment date of the LOI. The 13 month period (30 months for corporate qualified plans) begins on the date the LOI is established. Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the DIF U.S. Government Portfolio through an account maintained by Sentinel Administrative Services, Inc. will also be considered when determining whether you may qualify for a quantity discount. You may count purchases to be made by you, your spouse, your civil union partner and your children or parent. The LOI is not a binding commitment by you to complete the intended purchases. All your purchases made under the LOI during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the LOI. We will hold in escrow 2% of the shares you purchase under the LOI, and release these shares when you have completed the intended purchases. If, by the end of the period covered by the LOI you have not made the intended purchases, an additional sales charge may be due, in which case we will notify you. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge, after which time we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you. We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Advantage Program. Employers establishing either SIMPLE-IRAs or SEP-IRAs investing in the Fund for which Sentinel Administrative Services, Inc. is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current value of investments in the Fund.

Net Asset Value Purchases. You may purchase Class A shares of the Fund at net asset value if you are included in the following list of eligible purchasers and you provide notice of such eligibility prior to or at the time of purchase.  Failure to inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company, the Fund or your financial intermediary that you may be eligible to purchase Class A shares of the Fund at net asset value may result in your not receiving the net asset value purchase privilege. The net asset value purchase privileges described below may not be available through accounts held with financial intermediaries and may be available only when you purchase direct from the Fund. Once an account is established under this net asset value purchase privilege, additional investments can be made at net asset value for the life of the account.

•                  current and former Directors of Sentinel Group Funds, Inc.;

•                  current and retired employees and Directors of Sentinel and its affiliates;

•                  National Life Insurance Company employee benefit plans;

•                  employees of NTT Data and DST Systems, Inc. and affiliates, who currently provide services to Sentinel, Sentinel Administrative Services, Inc. and/or Sentinel Financial Services Company;

•                  registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial Services Company;

•                  members of the immediate families (spouse, civil union partner, children, parent or a fiduciary for these persons) of, or survivors of, all of the above mentioned individuals;

•                  tax exempt entities that meet the requirements for qualification under section 501 of the Code who have determined that a Fund is a legally permissible investment where the dealer of record on the account is Sentinel Financial Services Company;

•                  former shareholders of the Bramwell Growth Fund or the Bramwell Focus Fund, each a series of The Bramwell Funds, Inc., who in those funds’ 2006 reorganization received Class A shares of the Sentinel Capital Growth or Sentinel Growth Leaders Funds, as applicable; or

•                  former shareholders of the Citizens Funds, who in those funds’ 2008 reorganization received shares of a Sentinel Fund.

Other Waivers of Front-end Loads. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

•                  investment advisers who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisers who place trades for their own accounts;

•                  clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value;

•                  qualified retirement, profit-sharing or deferred compensation plans that are maintained on platforms sponsored by financial intermediaries, provided these financial intermediaries have entered into a Class A net asset value purchase agreement with Sentinel Administrative Services, Inc. or Sentinel Financial Services Company with respect to such plans (Sentinel Financial Services Company may pay financial intermediaries compensation up to 1% for sales of the Fund’s shares under this waiver, and a CDSC up to 1% subject to eligibility for waiver or reduction of a CDSC as outlined in this Prospectus, may apply to shares redeemed within 12 months of purchase; see “Share Classes- Class A Shares” above for the compensation/ CDSC schedule applicable to each Fund);

•                  transfers of assets, rollovers from retirement plans, or required minimum distributions (“Transferred Assets”) to an IRA sponsored by Sentinel Group Funds, Inc. and held directly with the Fund (“Sentinel Fund IRA”), but only to the extent the Transferred Assets were invested in a Sentinel Fund at the time of distribution (you must notify Sentinel Administrative Services, Inc., Sentinel Financial Services Company, the Sentinel Funds or your financial intermediary of your eligibility to purchase at net asset value at the time of purchase). Any portion of Transferred Assets that were not attributable to Sentinel Fund investments, as well as future contributions to the Sentinel Fund IRA, will be subject to the terms and conditions generally applicable to purchases of Class A shares (including the applicability of sales charges) as described in this Prospectus and the Fund’s Statement of Additional Information; and

•                  investors directly reinvesting qualified proceeds of redemptions of the DIF U.S. Government Portfolio shares held in accounts maintained by Sentinel Administrative Services, Inc. pursuant to the reinvestment privileges described in this Prospectus. Please see “Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the DIF U.S. Government Portfolio- Institutional Service Class Shares” below for additional information.

If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.

Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds’ website at www.sentinelinvestments.com.

Failure to inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company, the Fund or your financial intermediary that you may qualify for a reduced or eliminated sales charge may result in your not receiving the sales charge reduction or net asset value purchase privilege for which you might otherwise be eligible.

Right of Reinvestment. If you notify Sentinel Administrative Services, Inc., Sentinel Financial Services Company or your financial intermediary, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution in the Fund or in another Sentinel Fund without a sales charge, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a Class C share redemption may be reinvested in Class C shares or Class A shares without an initial sales charge or subsequent CDSC. Proceeds will be reinvested at the next calculated net asset value after your request is received by the transfer agent, provided that your request contains all information and legal documentation necessary to process the transaction.

For purposes of this “right of reinvestment” privilege, automatic transactions (including, e.g., automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge.

You may not reinvest proceeds in the Sentinel Funds as described above if such proceeds are subject to a purchase block as described under “Purchasing, Selling and Exchanging Fund Shares — Additional Information about Buying, Selling and Exchanging Shares — Excessive Trading Policy” below.

Class A Distribution Plan

The Class A shares of the Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares and for services provided to shareholders. The Class A shares of the Fund will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of 0.25% of average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. Sentinel Financial Services Company may pay all or a portion of these Rule 12b-1 fees to intermediaries (up to the maximum annual rate for distribution and up to 0.25% for servicing) that have an agreement with Sentinel Financial Services Company to sell shares of the Fund. No fee is paid by Sentinel Financial Services Company to intermediaries with respect to any Fund shares purchased prior to March 1, 1993.

The Fund is not assessed a 12b-1 fee with respect to shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained by NLV Financial Corporation or its affiliates.

Class C Shares

For purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. Class C shares are subject to higher distribution fees than Class A shares. Class C shares never convert to Class A shares, thus investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

Contingent Deferred Sales Charge

You will pay a CDSC in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, if you redeem Class C shares in the first year after purchase, unless a waiver applies. See “Waiver or Reductions of a CDSC” below. In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. If you redeem part of your shares, you may choose whether any CDSC due should be deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due. If no choice is made, we will increase the redemption amount by the amount of any CDSC due. However, if a full account liquidation is chosen, the

CDSC amount will be deducted from the redemption proceeds. Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Class C Distribution Plan

The Class C shares of the Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of the Class C shares, and services provided to shareholders. The Fund pays a fee to Sentinel Financial Services Company at a maximum annual rate of up to a total of 1.00% of average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. In the first year after the purchase Sentinel Financial Services Company keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling intermediary. In subsequent years, the entire fee may be paid to the selling intermediary for distribution or up to 0.25% for servicing.

The Fund is not assessed a 12b-1 fee with respect to shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained by NLV Financial Corporation or its affiliates.

Payments to Intermediaries

For all sales of Class C shares, Sentinel Financial Services Company intends to make payments to selling intermediaries at the time you purchase Class C shares of amounts equal to 1.00% of the aggregate purchase amount.

Class I Shares

There is no initial sales charge or CDSC on Class I shares. Class I shares are available for purchase only by the following:

•                  institutional investors who purchase Fund shares directly from the Fund and who make an initial investment of at least $1 million in Class I shares of the Sentinel Funds;

•                  institutional investors who invest through an intermediary that has a special agreement with the Sentinel Funds’ distributor to offer Class I shares and who make an initial investment of at least $1 million in Class I shares of the Sentinel Funds;

•                  investment advisory and retirement plan platforms, if such plan’s overall fee structure is designed with the intent of investing in Class I or similar classes of shares, as evidenced by the platform’s investing in the Class I or a similar class of shares of at least one other mutual fund complex which offers classes similar to the Sentinel Funds’ Class I and load-waived Class A shares, or by the platform’s investing solely in classes of shares of other mutual fund complexes that do not pay 12b-1 service fees;

•                  qualified tuition programs established under Section 529 of the Code;

•                  registered investment companies;

•                  Synovus Trust Company for trust accounts established on behalf of its clients;

•                  retirement and deferred compensation plans established for the benefit of the employees, agents or Directors of National Life Insurance Company and its affiliates;

•                  accounts that received Class I shares of a Sentinel Fund in exchange for Class A shares of a Synovus Fund in a reorganization and which continue to own such shares, but only with respect to reinvested dividends and distributions; and

•                  accounts that received Class I shares of a Sentinel Fund in exchange for shares of a Citizens Fund in a reorganization and which continue to own such shares.

Investment minimums apply to accounts held on the Fund’s records. Intermediaries that maintain omnibus accounts on the Fund’s records may establish different minimums for their clients holding through such omnibus accounts. In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Fund’s Chief Compliance Officer and reported to the Fund’s Board of Directors.

Class I shares have not adopted a distribution plan under Rule 12b-1.

Waiver or Reduction of a CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

•                  redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

•                  redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died;

•                  required minimum distributions from a retirement account; and

•                  redemptions of shares that qualify for a waiver of the CDSC pursuant to the reinvestment privilege described in this Prospectus. Please see “Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the DIF U.S. Government Portfolio Institutional Service Class Shares” below for additional information.

Sentinel Financial Services Company may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates.

Other Matters Relating to Distribution of Fund Shares

Sentinel Financial Services Company, Sentinel and/or an affiliate pay amounts or otherwise provide items of material value out of their own resources to certain intermediaries that support the sale of the Fund or provide services to Fund shareholders. This practice may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. Payments may be based on, among other things, the number or value of shares that the intermediary sells or may sell; the value of the intermediary’s client assets invested in the Fund; or the type and nature of services or support furnished by the intermediary. In connection with these payments, the intermediary may elevate the prominence or profile of the Fund within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Sentinel Financial Services Company preferential or enhanced opportunities to promote the Fund. Additional information about these arrangements is available in the Fund’s Statement of Additional Information.

Purchasing, Selling and Exchanging Fund Shares

Purchasing Shares

You may purchase shares at net asset value (or Public Offering Price, if applicable), less any applicable initial sales charge, as of the close of business on the day your instructions are received prior to the close of the NYSE, usually 4:00 p.m. Eastern Time, on each day it is open for business.

By Check

To purchase shares by check, make your check payable to the Sentinel Multi-Asset Income Fund and mail it to:

Sentinel Administrative Services, Inc. PO Box 55929 Boston MA 02205-5929	Sentinel Administrative Services, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

To make your initial purchase by check, please also fill out an application and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Fund does not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries or U.S. government agencies or institutions that meet verification requirements of the Fund’s transfer agent. The Fund reserves the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date that your check is received by Boston Financial Data Services at one of the addresses listed above, if the check is received prior to the close of business on the NYSE (usually 4:00 p.m. Eastern Time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation). We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Wire

You may purchase shares by wiring federal funds directly to the Fund on any day when both the NYSE and Federal Reserve banks are open for business. To make your initial purchase by wire, call us toll-free (1-800-282-3863) and obtain an account number. You must first complete an application and return it to Sentinel Administrative Services, Inc. Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Administrative Services, Inc. on any business day are available to the Fund on the next business day.

Online

If you already have an account and have elected to do so, you may purchase shares of the Fund over the Internet by accessing the Fund’s website at www.sentinelinvestments.com. Purchases completed via Automated Clearing House (ACH) will receive the trade date the funds are received from your bank.

By Automatic Investment Plan

This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund. Investments will be made on or about the 5th day of the month unless otherwise specified.

By Telephone

This feature enables you to purchase Fund shares via electronic funds transfer from your bank account by phoning Sentinel Administrative Services, Inc., or accessing our automated telephone system known as “OnCall 24.” Purchases completed via ACH will receive the trade date the funds are received from your bank.

By Government Direct Deposit

You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans’, military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Administrative Services, Inc.

By Payroll Savings Plan

You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services, Inc.

Investment Minimums	Retirement Accounts		All Other Accounts		Automatic
Fund/Class	Initial	Subsequent	Initial	Subsequent	Investment Plan(1)
Multi-Asset Income (Class A and Class C)	$1,000	$50	$1,000	$50	$50

Class I shares are available only to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions. For additional information about Class I share eligibility, please see “Share Classes — Class I Shares” above.

(1) These also apply to investments through the Payroll Savings Plan.

Except for the Class I shares, investment minimums are determined by Fund rather than Class. These investment minimums apply to accounts held on the Fund’s records. Intermediaries that maintain omnibus accounts on the Fund’s records may establish different minimums for their clients holding through such omnibus accounts. In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Fund’s Chief Compliance Officer and reported to the Fund’s Board of Directors.

Selling Shares

You may redeem shares at net asset value, less any applicable CDSC and/or other applicable charge, as of the close of business on the day your instructions are received prior to the close of the NYSE on a day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Mail

If your shares are held directly with the Fund, you may sell your shares by providing Sentinel Administrative Services, Inc. with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, we may require the signature(s) of the registered owner(s) to be guaranteed by an eligible financial institution that meets Sentinel Administrative Services, Inc.’s requirements.

By Telephone

You may redeem up to $250,000 from your account each business day, by providing instructions to do so over the telephone to Sentinel Administrative Services, Inc. (1-800-282-FUND (3863)). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Fund’s automated voice response system. This is also limited to a maximum of $250,000 each business day.

None of the Fund, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information. You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

By Facsimile

Sentinel Administrative Services, Inc. will generally accept transaction instructions in good form via facsimile from intermediaries that have entered into agreements with and have made prior arrangements with Sentinel Administrative Services, Inc. Sentinel Administrative Services, Inc. may require an intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

Online

You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Fund’s website at www.sentinelinvestments.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers.

None of the Fund, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Fund, the Fund has followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Fund will use reasonable procedures to confirm that online instructions are genuine. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Systematic Withdrawal

You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan. Systematic withdrawals established after March 31, 2009 and payable by check are limited to the 5th, 10th, 15th, 20th (default date if none specified) or 25th day of each month. If such date is not a business day, the withdrawal will occur on the immediately preceding business day. Payments made by direct deposit are available any day.

Exchanging Shares

You may exchange shares of the Fund for shares of the same class of another Sentinel Fund, if available, without charge by phoning Sentinel Administrative Services, Inc. or by providing appropriate instructions in writing to Sentinel Administrative Services, Inc. You may also set up your account to exchange automatically a specified number or dollar-value of shares in the Fund into shares of the same class in another Sentinel Fund at regular intervals. Purchases of less than $1 million of Class A shares of the Fund must remain in the account for 90 days before they are eligible for an exchange. New purchases of any class of shares must remain in an account for 15 days before they can be exchanged to another Sentinel Fund. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Although there are no exchange privileges between the Fund and the DIF U.S. Government Portfolio, an unaffiliated money market fund distributed by Reich & Tang Distributors, Inc., there are certain reinvestment privileges that permit the direct reinvestment of certain qualified proceeds of redemptions of the DIF U.S. Government Portfolio shares into shares of the Fund to qualify for waivers of sales charges. Please see “Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the DIF U.S. Government Portfolio- Institutional Service Class Shares” below for additional information.

Class A Shares

Class A shares of the Fund may be exchanged for Class A shares of another Sentinel Fund, if offered, at net asset value. However, Class A shares of the Fund received as a result of an exchange from Class C shares of another Sentinel Fund may not be exchanged, except as described directly below. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares. The normal minimum account sizes apply to new accounts opened by exchange. In addition, Class A shares of the Fund may be exchanged at net asset value for Class I shares of the same or another Sentinel Fund, if offered, if, at the time of the exchange, such shareholder otherwise satisfies the criteria for purchasing Class I shares. No gain or loss will be recognized for federal income tax purposes by Class A shareholders exchanging into Class I shares of the same Fund on the terms set forth in this Prospectus.

Class A shares of a Fund obtained through an exchange of Class S shares of the Low Duration Bond Fund may be exchanged for Class A shares of the Fund or another Sentinel Fund.

Class C Shares

Class C shares of the Fund may be exchanged for Class A shares of the Low Duration Bond Fund. The time during which the assets are in Class A shares of the Fund will count toward the time that results in a reduced CDSC. Class A shares of the Fund held as a result of an exchange from Class C funds may only be exchanged back to available Class C shares of a Sentinel Fund.

Class C shares not subject to a CDSC may be exchanged at net asset value for Class I shares of the Fund or another Sentinel Fund, if offered at the time of the exchange and such shareholder otherwise satisfies the criteria for purchasing Class I shares. No gain or loss will be recognized for federal income tax purposes by Class C shareholders exchanging into Class I shares of the Fund on the terms set forth in this Prospectus.

Class I Shares

Class I shares of the Fund may be exchanged for Class I shares of another Sentinel Fund, if offered through exchange, at net asset value.

Transfers of Ownership of Shares

When you need to change ownership of your shares or change the name on an account, a Sentinel Administrative Services, Inc. representative will assist you.

Additional Information About Buying, Selling and Exchanging Shares

Reinvestment Privileges with Respect to Certain Shareholders of the DIF U.S. Government Portfolio — Institutional Service Class Shares

Persons who wish to invest in the DIF U.S. Government Portfolio, a money market fund distributed by Reich & Tang Distributors, Inc. which is offered to investors through a separate prospectus, may choose to have their accounts in that fund maintained by Sentinel Administrative Services, Inc. Sentinel offers certain sales charge waivers to investors who directly reinvest certain proceeds of redemptions of the DIF U.S. Government Portfolio held in accounts maintained by Sentinel Administrative Services, Inc. in shares of Sentinel Funds (a “reinvestment”), as described below:

•                  Investors in the DIF U.S. Government Portfolio who obtained shares through the reorganization of the Sentinel Government Money Market Fund, which occurred at the close of business November 13, 2009 (the “Reorganization”) and who held Class A shares of the Sentinel Government Money Market Fund immediately prior to the Reorganization which had been subject to an initial sales charge or who held Class B shares of the Sentinel Government Money Market Fund immediately prior to the Reorganization may direct that the proceeds of a redemption of such shares of the DIF U.S. Government Portfolio be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

•                  Investors in the DIF U.S. Government Portfolio who maintain their accounts through Sentinel Administrative Services, Inc. and who obtained such shares by using proceeds of a redemption of Class A shares of a Sentinel Fund that were subject to a front-end sales charge may direct that the proceeds of a redemption of such shares of the DIF U.S. Government Portfolio be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

•                  Investors in Sentinel Funds may redeem Class A shares of such funds that are subject to a CDSC and direct that such proceeds be used to directly purchase shares of the DIF U.S. Government Portfolio upon payment of any applicable CDSC. Upon the redemption of the shares of the DIF U.S. Government Portfolio received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

•                  Investors in Sentinel Funds may redeem Class C shares of such funds and direct that such proceeds be used to directly purchase shares of the DIF U.S. Government Portfolio upon payment of any applicable CDSC. Upon the redemption of the shares of the DIF U.S. Government Portfolio received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class C shares of a Sentinel Fund, and such Class C shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

There is no administrative charge for the reinvestment privilege. The purchase of any shares of a Sentinel Fund pursuant to a reinvestment will be subject to all applicable fees and expenses of the applicable Sentinel Fund. Policies prohibiting short term or excessive trading apply. The minimum amount for a reinvestment is $1,000. However, shareholders who are establishing a new account through the reinvestment privilege must ensure that a sufficient number of shares are invested to meet the minimum initial investment required for the fund into which the investment is being made.

The reinvestment privilege is available to shareholders resident in any state in which shares of the Fund being acquired may legally be sold.

Initial investors in the DIF U.S. Government Portfolio who maintain their accounts through Sentinel Administrative Services, Inc. and who redeem shares of the DIF U.S. Government Portfolio and use the proceeds to purchase shares of a Sentinel Fund will be treated as initial purchasers of the Sentinel Fund’s shares. The purchase of the Sentinel Fund’s shares will be subject to all applicable sales charges.

Additional Information

Primary Service Providers to the Funds

Sentinel Asset Management, Inc. is the Fund’s investment adviser. Information about the investment adviser is located below, under “Management of the Fund”. Shares of the Fund are distributed by Sentinel Financial Services Company. Information about Sentinel Financial Services Company can be found in the Fund’s Statement of Additional Information under “Principal Underwriter”. Sentinel Administrative Services, Inc. is the Fund’s transfer agent. Information about the Fund’s transfer agent can be found in the Fund’s Statement of Additional Information under “Fund Services Arrangements”. The transfer agent has engaged Boston Financial Data Services as the Fund’s sub-transfer agent to provide various services. The Fund pays fees to the transfer agent and also reimburses the transfer agent for out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations, that are paid by the transfer agent on the Fund’s behalf.

Customer Identification Requirement

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. The Fund reserves the right to reject purchase orders from persons who have not submitted information that is sufficient to allow the Fund to verify the identity of the purchaser. The Fund also reserves the right to redeem amounts in the Fund from any person whose identity the Fund is unable to verify on a timely basis.

Foreign Addresses

Because the Fund is not registered for sales outside of the U.S., it generally will not accept new accounts or investments into an account with a mailing address that is not within the U.S. or a U.S. military address.

Redemptions in Kind

The Fund may, at its discretion, redeem its shares in kind (i.e., in securities rather than in cash).

Redemption Proceeds

If a redemption is paid by check, Sentinel Administrative Services, Inc. will normally mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks. We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Fund reserves the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code. In their discretion, the Fund may reinvest redemption checks that remain uncashed for more than one year.

Share Certificates

The Fund is not required to and does not expect to issue share certificates.  If you are the shareholder of record and have a certificate representing ownership in the Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Services, Inc., P.O. Box 55929, Boston, MA 02205-5929 with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. We may require the signature(s) of the registered owner(s) to be guaranteed by an eligible financial institution which meets Sentinel Administrative Services, Inc.’s requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Administrative Services, Inc. c/o Boston Financial Data Services, 30 Dan Road, Canton MA 02021-2809.

Telephone or Online Delays

At times, telephone or online transactions may be difficult to implement. Information processing and communications systems, both those of Sentinel Administrative Services, Inc. and third-party vendors on whom we depend, are subject to occasional congestion, technological problems, or in extreme cases, outages. The failure of these systems for a significant period of time may limit our ability to process a telephone or online transaction. Shareholders who wish to make use of the telephone and/or our website to transact business in the Fund should not assume that these systems will always be available. If you experience difficulty in contacting us by telephone or online, please write to Sentinel Administrative Services, Inc. at P.O. Box 55929, Boston, MA 02205-5929.

Transacting Through an Intermediary

If you transact through an intermediary, you must follow the intermediary’s procedures for transacting in the Fund. The intermediary may have different procedures, account options and/or transactional fees from those described here.

Undesignated Investments

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Sentinel Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Low Duration Bond Fund without sales charge. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the Low Duration Bond Fund at the next net asset value calculated after we accept such direction. Exchange transactions will be subject to any applicable sales charge.

Certain Account Fees and Minimum Account Size

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate any account that has a value less than the required initial investment minimum and that has been open for at least 12 months. Individual shareholders that received Class I shares of a Sentinel Fund in an exchange for Synovus or Citizens Funds’ shares in a reorganization are subject to the account minimums for Class A shares. We also reserve the right to charge an annual maintenance fee of $25 to any such account. The annual maintenance fee is deducted automatically from each such shareholder account on a quarterly pro-rated basis.

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are subject to the minimum account size requirements established by the financial intermediary.

Miscellaneous Fees

Service Fees
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00
Each copy of a paid check	$10.00
Over-draft protection	$30.00

Custodial Account Fees. Custodial accounts for which Sentinel Administrative Services, Inc. is the agent for the custodian also pay the following fees:

Annual custodial fee per social security number	$15.00
Closeout fee per account	$15.00
Transfer of assets per transaction	$25.00

A portion of these fees is paid to the custodian and a portion is paid to Sentinel Administrative Services, Inc., which provides certain services to these accounts as agent for the custodian.

Excessive Trading Policy

Excessive trading (which may be as a result of market timing) by shareholders of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause the Fund to retain more cash than the Fund’s portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Fund will not accommodate excessive trading, and has adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors of the Fund. Under this policy, the Fund will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions within a rolling 12 month period) or (ii) that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. When a redemption request is received in such circumstances, the Fund will impose an excessive trading fee of 2% of the amount redeemed.

Certain types of regular transactions that will not be deemed by the Fund to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Fund (e.g., periodic rebalancing to maintain an investment adviser’s asset allocations model) and pre-authorized withdrawals.

The policy applies to all shareholders. However, the Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. In addition, the Fund may not analyze every transaction that could potentially be excessive or disruptive to the Fund. The Fund therefore makes no representation that all such purchase orders or exchange requests can or will be rejected. In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Fund may work with such intermediaries to implement alternate procedures that the Fund determines are reasonably designed to achieve the objective of the Fund’s excessive trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary’s procedures, which may differ from the procedures applied by the Fund to accounts held directly on the Fund’s books, but which are reasonably designed to achieve the same objective.

Excessive Trading fees may not apply to certain redemption transactions if you or your financial intermediary make the Fund’s transfer agent aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees and custodian fees. Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients. The Fund’s Chief Compliance Officer may approve waivers of the redemption fees in other circumstances similar to those described and may approve waivers of redemption fees under certain circumstances as is necessary in order for Sentinel to participate in Defined Contribution Investment Only business and where he or she finds that the firms, or other intermediaries, have effective policies and monitoring in place to prevent excessive trading and market timing. Certain intermediaries may also apply different redemption fees or frequent trading policies than those stated above to accounts they administer if the Fund’s Chief Compliance Officer finds that such redemption fees or frequent trading policies would provide similar protection to the Fund against excessive trading.

Additionally, excessive trading fees and redemption fees do not apply to:

•                  any single redemption of $5,000 or less, fees of $100 or less, or other amount considered by the Fund’s Chief Compliance Officer to be de minimis in light of the size of the account;

•                  accounts of asset allocation programs, lifestyle investment options or investment adviser wrap programs whose trading practices are determined by the Fund not to be detrimental to the Fund or its shareholders, that do not allow frequent trading or market timing and that have policies in place to monitor and address such trading;

•                  periodic portfolio re-balancing of retirement plans on a pre-arranged schedule with recordkeepers that do not allow frequent trading or market timing and who have policies in place to monitor and address such trading;

•                  retirement plan sponsor-initiated transfers, such as plan mergers, terminations, changes to fund offerings and service provider changes;

•                  rollovers of current investments in the Fund through qualified employee benefit plans; and

•                  transactions during the initial 90 days of any participant’s default investment in any Fund selected by a retirement plan to be used as a qualified default investment alternative or with a qualified default investment alternative.

Pricing Fund Shares

Net asset value for each class of shares of the Fund is calculated once, at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, each day that the NYSE is open. The net asset value per share is computed by dividing the total value of the assets of each class of the Fund, less its liabilities, by the total number of outstanding shares of each class.

Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives and cleared derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Fund’s Board of Directors. The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel and subject to its review and supervision.

The Fund may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Fund’s custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc., the Fund’s administrator and a subsidiary of Sentinel, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by Sentinel, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and Sentinel Administrative Services, Inc. perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) the monitoring by Sentinel of performance and performance attribution reports for anomalous impacts based upon benchmark performance, and 2) the review by portfolio managers of all of their portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if Sentinel Administrative Services, Inc. believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class C shares, reflecting the higher daily expense accruals of Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the approximate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes

The Fund distributes its net investment income, if any, monthly.

Distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30th fiscal year-end.

You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of the Fund, or shares of the same class of another Sentinel Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the Fund. If you elect to receive dividends and capital gains distributions in cash, you will only receive a check if the distribution amount exceeds $10.00. If the distribution is $10.00 or less, the amount will automatically be reinvested. If you would like to receive cash distributions, regardless of the amount, you can establish an electronic funds transfer to your bank. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if a distribution check remains uncashed and outstanding for six months or the post office is unable to deliver the check to you. No interest will accrue on amounts represented by uncashed dividend or other distribution checks. To change the current option for payment of dividends and capital gains distributions or to establish electronic funds transfer please call 1-800-282-FUND (3863). If your mailing address is not within the U.S. or a U.S. military address, you must receive your distributions by check.

You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another Sentinel Fund. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. In addition, the Fund is generally required by law to provide you and the Internal Revenue Service with cost basis information on the redemption or exchange of any of your shares in the Fund acquired on or after January 1, 2012 (including shares that you acquire through the reinvestment of distributions). Certain dividend income received by the Fund, including dividends received from qualifying foreign corporations and long-term capital gains, are eligible for taxation at a reduced rate that applies to individual shareholders. However, to the extent the Fund’s distributions are derived from income on debt securities and non-qualifying dividends of foreign corporations and/or short-term capital gains, its distributions will not be eligible for this reduced tax rate.

If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, the Fund’s ordinary dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Shareholders in the Fund may be able to claim a credit or deduction with respect to such taxes if certain requirements are met.

By law, your redemption proceeds and dividends of ordinary income and capital gains will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Recent legislation imposes a 30% withholding tax on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Other recent legislation imposes a 3.8% medicare tax on the net investment income (which includes taxable dividends and gain recognized on a redemption or exchange of shares) of certain individuals, trusts and estates.

This section summarizes some of the consequences under current federal tax law of investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Index Descriptions

All indices are unmanaged and index performance does not reflect any fees, expenses or taxes. An investment cannot be made directly in an index.

The Standard & Poor’s 500 Index consists of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. (primary benchmark)

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. (secondary benchmark)

Management of the Funds

Sentinel manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Directors. Sentinel has the responsibility for making all investment decisions for the Fund.

Sentinel is an indirectly wholly owned subsidiary of the National Life Holding Company. Its principal business address is One National Life Drive, Montpelier, Vermont 05604.

The Fund pays Sentinel, as investment adviser, fees in return for providing investment advisory services. For the fiscal year ended November 30, 2013, the Fund paid monthly advisory fees to Sentinel at the annual rate of 0.54% (stated as a percentage of the average daily net assets of the Fund taken separately).

Sentinel has contractually agreed, effective March 30, 2014, to reimburse certain expenses paid by the Class I shares of the Fund to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Fund, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the Fund. This agreement will continue through March 31, 2015. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

A discussion regarding the basis for the Board of Directors’ most recent approval of the Fund’s investment advisory contracts is available in the Fund’s Annual Report for the fiscal year ended November 30, 2013.

Jason Doiron is responsible for day-to-day management of the Fund.  He is assisted by a team of additional portfolio managers and analysts.  Mr. Doiron has been employed by Sentinel since 2008 and is Sentinel’s Head of Investments.  He holds the Financial Risk Manager and Professional Risk Manager designations.  He has managed or co-managed the Fund since 2009.

Householding and Electronic Delivery of Documents

Each year you are automatically sent an updated prospectus, or summary prospectus for the Fund or Funds that you own, and annual and semi-annual reports for the Fund. You may also occasionally receive proxy statements and supplements to the prospectus. In order to eliminate duplicate mailings and reduce expenses, only one copy of these documents is sent to shareholders who are part of the same family and share the same household address. This process is known as “householding.” If you do not want the mailings of your documents to be subject to householding, please contact the Fund at 1-800-282-FUND (3863). You may elect to receive these documents, as well as your quarterly account statements, electronically in lieu of paper form by enrolling in e-delivery. To enroll, visit http://www.sentinelinvestments.com , select “Investor Login” and follow the prompts. Once enrolled, you will receive e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses. You will then be able to access the electronic copies on the Fund’s website.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years, or for the other applicable period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.  Per share data is calculated utilizing average daily shares outstanding.

The financial highlights through November 30, 2013 were audited by PricewaterhouseCoopers LLP, whose report, along with the related financial statements of the Fund, is included in the Fund’s Annual Report to Shareholders, which is available upon request.

Fund/ Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Total distributions	Net asset value, end of period
Multi-Asset Income Class A
	11/30/09	$9.52	$0.32	$1.49	$1.81	$0.34	$—	$0.34	$10.99
	11/30/10	10.99	0.23	0.60	0.83	0.26	—	0.26	11.56
	11/30/11	11.56	0.22	0.22	0.44	0.26	—	0.26	11.74
	11/30/12	11.74	0.16	0.86	1.02	0.21	—	0.21	12.55
	11/30/13	12.55	0.21	1.12	1.33	0.23	—	0.23	13.65
Multi-Asset Income Class C
	11/30/09	9.49	0.22	1.51	1.73	0.26	—	0.26	10.96
	11/30/10	10.96	0.14	0.60	0.74	0.17	—	0.17	11.53
	11/30/11	11.53	0.14	0.21	0.35	0.18	—	0.18	11.70
	11/30/12	11.70	0.08	0.86	0.94	0.14	—	0.14	12.50
	11/30/13	12.50	0.11	1.13	1.24	0.13	—	0.13	13.61
Multi-Asset Income Class I
	11/30/11(A)	11.73	0.21	0.05	0.26	0.28	—	0.28	11.71
	11/30/12	11.71	0.18	0.85	1.03	0.22	—	0.22	12.52
	11/30/13	12.52	0.24	1.13	1.37	0.25	—	0.25	13.64

(A) Commenced operations December 17, 2010.

Per share net investment (income) loss and net realized and unrealized gains (losses) for each Fund are calculated utilizing the average shares method unless otherwise noted.

Amounts designated as “—“ are either zero or represent less than $0.005 or $(0.005).

Total return (%)*		Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)		Ratio of expenses to average net assets before custodian fee credits (%)**		Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)***		Ratio of net investment income (loss) to average net assets (%)		Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)***		Portfolio turnover rate (%)

19.51		$76,374	1.16		1.16		1.16		3.15		3.15		149
7.68		91,218	1.15		1.15		1.15		2.05		2.05		326
3.78		122,315	1.13		1.13		1.13		1.87		1.87		330
8.78		134,682	1.12		1.12		1.12		1.33		1.33		315
10.67		166,168	1.03		1.03		1.03		1.58		1.58		279

18.55		16,764	2.02		2.02		2.02		2.22		2.22		149
6.82		32,056	1.89		1.89		1.89		1.29		1.29		326
3.01		53,891	1.83		1.83		1.83		1.17		1.17		330
8.04		70,037	1.81		1.81		1.81		0.65		0.65		315
9.99		97,839	1.77		1.77		1.77		0.83		0.83		279

2.24	++	4,611	1.08	+	1.08	+	1.26	+	1.84	+	1.66	+	330	++
8.87		17,882	1.00		1.00		1.00		1.47		1.47		315
11.01		29,833	0.80		0.80		0.80		1.79		1.79		279

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

** The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian, if applicable.

*** Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3) of the latest Annual Report, if applicable.

+  Annualized.

++ Not Annualized.

To Get More Information

Shareholder Reports

Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call 1 800-282-FUND (3863).

Statement of Additional Information

The Fund’s Statement of Additional Information contains additional information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Fund at the address shown below or by calling 1-800-282-FUND (3863).

Please contact your registered representative or the Fund at 1-800-282-FUND (3863) if you have any questions or would like additional information about the Fund.

The Fund’s Statement of Additional Information and its annual and semi-annual reports are also available, free of charge, at the Fund’s website at www.sentinelinvestments.com or by calling the Fund at 1-800-282-FUND (3863). Information about the Fund (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different.

Mail and correspondence should be addressed to:

Sentinel Group Funds, Inc. One National Life Drive Montpelier, VT 05604	Sentinel Group Funds, Inc. c/o Sentinel Administrative Services, Inc. P.O. Box 55929 Boston, MA 02205-5929

Investment Adviser Sentinel Asset Management, Inc. One National Life Drive Montpelier, VT 05604	Counsel Sidley Austin LLP 787 Seventh Avenue New York, NY 10019

Principal Underwriter Sentinel Financial Services Company One National Life Drive Montpelier, VT 05604	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Transfer and Dividend Disbursing Agent and Administrator	Custodian

Sentinel Administrative Services, Inc. One National Life Drive Montpelier, VT 05604 800-282-FUND (3863)	State Street Bank & Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105

Sentinel Investments in the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc. and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company.

Investment Company Act File No. 811- 00214

The information in this statement of additional information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective.  This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 11, 2014

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2014, as supplemented June [xx], 2014

SENTINEL GROUP FUNDS, INC.

One National Life Drive

Montpelier, Vermont 05604

(800) 282-FUND (3863)

	Class A	Class C	Class I
Sentinel Multi-Asset Income Fund	SECMX	SMKCX	SCSIX

Sentinel Group Funds, Inc. (the “Company”) is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of several separate and distinct funds. This Statement of Additional Information pertains to the Sentinel Multi-Asset Income Fund, one of the Company’s funds (referred to hereinafter as the “Fund”). The Fund is classified as diversified under the Investment Company Act of 1940, as amended (“the 1940 Act”).

Sentinel Asset Management, Inc. (the “Adviser”) acts as the investment adviser to the Fund. Shares of the Fund are distributed by Sentinel Financial Services Company (“SFSC”). Both the Adviser and SFSC are indirect wholly owned subsidiaries of National Life Holding Company.

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus dated March 30, 2014, as supplemented June [xx], 2014 (the “Prospectus”). The Prospectus, which has been filed with the Securities and Exchange Commission (the “SEC”), can be obtained upon request and without charge by calling 1-800-282-FUND (3863), by visiting www.sentinelinvestments.com or by writing to the Fund at PO Box 55929, Boston, MA 02205-5929. The financial statements of the Fund that are included in the Annual Report of the Fund dated November 30, 2013 (“Annual Report”) have been incorporated by reference into this Statement of Additional Information. The Annual Report can be obtained in the same way as the Prospectus. This Statement of Additional Information has been incorporated by reference into the Fund’s Prospectus and the Fund’s Prospectus is incorporated into this Statement of Additional Information.

TABLE OF CONTENTS

THE FUND	1
FUNDAMENTAL INVESTMENT POLICIES	1
NON-FUNDAMENTAL INVESTMENT POLICIES	1
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS	3
MANAGEMENT OF THE FUNDS	13
PORTFOLIO MANAGERS	18
PRINCIPAL SHAREHOLDERS	20
THE INVESTMENT ADVISER	21
PROXY VOTING PROCEDURES	22
SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS	22
PRINCIPAL UNDERWRITER	23
THE DISTRIBUTION PLANS	25
FUND SERVICES ARRANGEMENTS	26
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS	27
PORTFOLIO TURNOVER	28
CAPITALIZATION	28
HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES	29
ISSUANCE OF SHARES AT NET ASSET VALUE	29
DETERMINATION OF NET ASSET VALUE	29
TAXES	30
SHAREHOLDER SERVICES	33
DEALER SERVICING FEES	34
GENERAL INFORMATION	34
FINANCIAL STATEMENTS	35
APPENDIX A: BOND RATINGS	A-1
APPENDIX B: Proxy Voting Procedures	B-1

THE FUND

Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company’s name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company’s name was changed to Sentinel Group Funds, Inc.

On December 12, 2002, the Company’s Board of Directors authorized the creation of the Fund, known then as the Capital Markets Income Fund, as a new series of the Company. On November 1, 2006, the Fund’s name changed from the Capital Markets Income Fund to the Conservative Allocation Fund.  On October 3, 2008, the High Yield Bond Fund reorganized into the Fund, and soon thereafter, was terminated as a series of the Company.  On December 15, 2010, the Fund’s name changed to the Conservative Strategies Fund, and on June [xx], 2014, the Fund’s name was changed to the Multi-Asset Income Fund.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies may not be changed without the approval of a majority of the outstanding shares. A vote of a majority of the outstanding shares for this purpose means the affirmative vote of the lesser of (1) 67% of shares present at a meeting if more than 50% of the outstanding shares of the Fund are present at a meeting in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

The Fund’s principal investment objective is a fundamental investment policy.  The Fund has the following additional fundamental investment policies.

The Fund may not:

•                  Borrow except from banks in an amount up to 5% of the Fund’s total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities;

•                  Purchase securities on margin;

•                  Deal in real estate, except that the Fund may, to the extent permitted by applicable law and as disclosed in the Prospectus and Statement of Additional Information, invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

•                  Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling portfolio securities;

•                  Purchase from or sell to any officer, director or employee of the Company, the Adviser, SFSC or a subadviser (or any of their officers or directors) any securities other than Fund shares;

•                  Invest in oil, gas or other mineral exploration or development programs or leases;

•                  Invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants that are not listed on either the New York Stock Exchange or the NYSE Amex;

•                  Invest for the purposes of exercising control or management;

•                  Make loans to other persons;

•                  Make short sales of securities;

•                  Invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities;

•                  With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

•                  Invest more than 25% of its assets in securities of companies within a single industry; or

•                  Invest more than 15% of its assets in illiquid securities.

For purposes of the Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Adviser deems reasonable based on the primary characteristics of the security.

NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental investment policies are established and may be changed by the Board of Directors of the Company (the “Board of Directors”, or the “Board”) without shareholder approval.  The following are the Fund’s non-fundamental investment policies.

1

The Fund may enter into derivatives transactions in order to hedge various risks, including, but not limited to, currency risk, interest rate risk, equity risk and credit risk, and for other investment purposes, such as replicating permitted investments; provided that, to the extent the Fund invests in derivatives, it will observe the following limitations:

•                  It may not enter into a derivative transaction if the effect of such transaction would be to leverage the Fund’s portfolio risks.

•                  When entering into derivative transactions, it will segregate cash or appropriate liquid securities in an amount equal to its current obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

•                  When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet credit guidelines (as determined in the Adviser’s sole discretion), and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC derivatives, does not exceed 5% of the total assets of the Fund.

In addition, the Fund:

•                  May enter into derivative transactions (e.g., interest rate, foreign exchange, total return, credit and equity) on fixed income and equity indices in order to transfer, or hedge, risk without leveraging risk.

•                  May enter into single name default swaps on fixed-income securities for the purpose of hedging credit risk on securities owned by the Fund. It may also enter into credit default swaps on credit indices where the Fund may or may not own the underlying credit entities.  The Fund may not leverage portfolio credit risk through the use of default swaps.  In addition, the Fund may enter into futures transactions on indices of equity securities when the Adviser believes such transactions are appropriate hedges with respect to credit risk associated with the non-investment grade portion of the Fund’s portfolio.

In addition, to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), at least 50% of the Fund’s total assets must be comprised of individual issues, each of which represents no more than 5% of the Fund’s total assets and no more than 10% of the issuer’s outstanding voting securities. Those issues which represent more than 5% of the Fund’s total assets must be limited in the aggregate to 50% of the Fund’s total assets, provided, however, that no more than 25% of the Fund’s total assets may be invested in any one issuer or in qualified publicly-traded partnerships.

The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or related rules or SEC staff interpretations.

The Fund may not have on loan at any given time securities representing more than 33-1/3% of its total assets. For the sole purpose of calculating this limit, loan collateral can be included as part of the Fund’s total assets, which means that the Fund could lend up to 50% of its total assets before the securities loan.

The Fund may not issue senior securities to the extent such issuance would violate applicable law. The 1940 Act currently generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. With certain exceptions, the 1940 Act prohibits the Fund from issuing senior securities. For example, the Fund may borrow from any bank if it maintains an asset coverage of at least 300% in the aggregate provided that, in the event that such asset coverage falls below 300%, the Fund must, within three days (not including Sundays and holidays), reduce the amount of its borrowings to attain the 300% asset coverage.

 In addition, the Multi-Asset Income Fund:

•                  May invest up to 100% of its total assets in debt securities and other fixed income instruments, including 100% in high yield (below investment-grade) bonds (“junk bonds”);

•                  May invest up to 100% of its total assets in equity and equity-related securities;

•                  May invest up to 70% of its total assets in foreign equity and equity-related securities, including emerging markets;

•                  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund’s investment adviser believes that adverse market or other conditions warrant; and

•                  May not invest more than 25% of its net assets in repurchase agreements.

2

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Derivative Transactions.

General. The Fund may: (a) purchase and sell exchange traded and over-the-counter (“OTC”) put and call options on fixed income securities and indices of fixed income securities; (b) purchase and sell exchange traded and OTC put and call options on equity securities and indices of equity securities; (c) purchase and sell futures contracts on fixed income securities and indices of fixed income and equity securities; (d) purchase and sell other securities that replicate the performance of specific “baskets” of stocks; and (f) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

The Fund may utilize options and futures contracts to manage exposure to changing interest rates, currency exchange rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Derivatives may also be used by the Fund to replicate permitted investments.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser or a sub-adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund’s return. Certain strategies limit the Fund’s possibilities to realize gains as well as limiting its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund’s portfolio turnover rate.

Purchasing Put Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities, and indices of securities prices. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The Fund may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Fund will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

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The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

Options on Indices. The Fund may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

The Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a

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greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions also could be impaired.

Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular “notional amount”. Swaps may involve an interest rate (fixed or floating), a commodity price index, or a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. The Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, the Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, the Fund’s obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, the Fund’s risk of loss will consist of the payments that the Fund is contractually entitled to receive from the other party. If there is a default by the other party, the Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Commodity Pool Operator and Limitations on the Use of Futures, Options on Futures and Swaps.  The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the Commodity Futures Trading Commission (“CFTC”). Accordingly, neither the Fund nor the Adviser (with respect to the Fund) are subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures, options on futures and CFTC-regulated swaps transactions (including options on such swaps transactions). The Fund currently intends to limit its direct investments in futures, options on futures and CFTC-regulated swaps to the extent necessary for the Adviser and the Fund to continue to claim the exclusion. The Fund is not intended as a vehicle for trading in the futures, commodity options or CFTC-regulated swaps markets and does not market itself as a commodity pool. Under Rule 4.5 as currently in effect, the Fund intends to limit its trading activity in futures, options on futures and CFTC-regulated swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

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• Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

In the event the Fund’s investments in commodity interests require the Adviser to register with the CFTC as a commodity pool operator with respect to that Fund, the Fund’s expenses may increase, adversely affecting the Fund’s return.

Asset Coverage for Futures Contracts and Options. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

OTC Derivatives Legislation. On July 21, 2010, President Obama signed into law the Wall Street Reform and Consumer Protection Act (the “Reform Act”). The Reform Act includes provisions that comprehensively regulate OTC derivatives markets for the first time. Most provisions of the Reform Act will take effect on the later of 360 days after its enactment or, to the extent a provision requires a regulatory agency rulemaking, not less than 60 days after the publication of the final rule or regulation implementing the provision.

The Reform Act requires that a substantial portion of OTC derivatives must be executed in regulated markets and submitted for clearing to regulated clearinghouses. OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. OTC derivatives dealers will be subject to clearing and margin requirements notwithstanding whether the Fund is subject to such requirements. OTC derivatives dealers will be required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as they currently are allowed to do. OTC derivatives dealers will also be subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These new requirements will further increase the dealers’ costs, which costs are expected to be passed through to other market participants, such as the Fund, in the form of higher fees.

The SEC and CFTC may also require a substantial portion of OTC derivatives transactions to be executed through a regulated securities, futures, or swap exchange or execution facility. Such requirements may make it more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions.

The overall impact of the Reform Act on the Fund is highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime.

Exchange-Traded Funds. Exchange-traded funds (“ETFs”) represent shares of ownership in mutual funds or unit investment trusts (“UITs”), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value (“NAV”). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

Foreign Currency Transactions. The value of the assets of the portion of the Fund invested in foreign securities, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

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The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund’s portfolio securities or prevent loss if the prices of such securities should decline.

The Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Fund. The Fund’s custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund’s commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

The Fund will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Fund’s net assets on a daily basis, thereby providing an appropriate measure of the Fund’s financial position and changes in financial position.

Foreign Securities. Foreign securities are typically subject to different taxation, regulation, trading volume and currency controls, than U.S. securities. They also may be subject to the possibility of expropriation and a lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by U.S. issuers. There may be less publicly available information about foreign issuers than about U.S. issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

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The investments the Fund may make in Taiwanese companies are subject to the risks of the continuing hostility between China and Taiwan. In addition, Taiwan’s growth has to a significant degree been export-driven with the U.S. as a key market. Therefore, Taiwan is affected by changes in the economies of the U.S. and other primary trading partners and by competing export-driven Asian economies. Also, Taiwan, as an island, has very limited natural resources, resulting in dependence on foreign sources particularly for energy.

The Korean government has historically imposed significant restrictions and controls on foreign investors. Under the current regulations, foreign investors are allowed to invest in almost all shares listed on the Korean Stock Exchange. From time to time, many of the securities trade among non-Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the exchange in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in Korea. These transactions typically occur at a premium over prices on the exchange. Investment in Korean companies subjects the Fund to the risks of political, economic or social instability in Korea, and to changes in Korean law or regulations. In addition, there is the possibility of the imposition of currency-exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other government restrictions. Korea is also subject to political instability and/or military conflict. The Fund is not expected to be subject to any Korean income taxes other than Korean withholding taxes. However, there may be changes in the treaty provisions, which may cause significant additional withholding or other taxes to apply to the Fund.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to certain conditions. FIIs have to apply for registration to the Securities and Exchange Board of India and to the Reserve Bank of India for permission to trade in Indian securities. The Fund has registered to trade in India. FIIs are required to observe certain investment restrictions, including ownership ceilings on the total issued share capital of any one company. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriatable, subject to payment of applicable Indian taxes. However, there can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to FIIs in a way that may adversely affect the ability of the Fund to repatriate its income and capital.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”) in accordance with their investment objectives, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on any “excess distribution” (which is made up of a defined portion of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest charge, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) — which probably would have to be distributed to its shareholders to satisfy the Fund’s Distribution Requirement and avoid imposition of the Excise Tax — even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. In such a case, these gains will be treated as ordinary income.

Illiquid and Restricted Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Securities held by the Fund that are not deemed to be illiquid at the time of purchase may become illiquid. In addition, the small- and mid-capitalization companies in which the Fund may invest may become illiquid. In promulgating Rule 144A under the Securities Act of 1933 (“Securities Act”), the SEC stated that although the ultimate responsibility for liquidity determinations rests with a fund’s board of directors, the board may delegate the day-to-day function of determining liquidity to the investment adviser provided the board retains sufficient oversight. The Board has adopted policies and procedures for the purpose of determining whether Rule 144A securities and corporate loans are liquid or illiquid. The policies and procedures give guidelines for the Adviser to make the above mentioned determinations on an ongoing basis. In making these determinations, consideration is given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board reviews quarterly purchases and sales of Rule 144A securities and corporate loans.

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To the extent that liquid Rule 144A securities or other securities, or corporate or bank loans in which the Fund invests become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Adviser, under the supervision of the Board, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund could be adversely affected. If an investment becomes illiquid, the Fund’s Adviser will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.

The Fund may invest in restricted securities. Restricted securities are those that cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or are subject to legal or contractual restrictions on resale.  The Fund may not be able to readily resell restricted securities, and the inability to sell these securities at the most opportune time may negatively affect the Fund’s NAV.

Initial Public Offerings. From time to time, the Adviser may invest for a client, including the Fund, in securities being offered in an initial or secondary public offering (“IPO”), if the Adviser believes the investment is appropriate and desirable for that client. In making this judgment, the Adviser may consider, among other things, the client’s investment objectives, restrictions and tax circumstances; the client’s tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client’s account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the Adviser contemplates holding the investment for the client’s account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The Adviser also may consider the number and nature of the account’s past participation in IPOs and any indicators of the client’s contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the Adviser may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made may be in amounts that are not equal or proportionate to the participating account’s asset size. The Adviser may make different investment decisions for different clients about the same IPO.

The Fund or other client’s access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account’s total return, but the same level of performance is not likely to be achieved when an account grows larger.

“Hot issues” are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for “hot issues” exceeds the supply, and the amount of any “hot issue” IPO made available to an investment manager like the Adviser is usually limited. In addition, IPO underwriters tend to offer “hot issues” on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm.

Lower-Quality Securities. The Fund may invest up to 100% of its assets in debt securities which are rated below “investment grade”, i.e., lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or which are unrated. Below investment-grade debt securities are sometimes called “junk bonds”. See Appendix A - “Bond Ratings” for additional information regarding ratings of debt securities. The Adviser considers the ratings assigned by Standard & Poor’s or Moody’s as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor’s and Moody’s to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, insurance companies and special purpose entities (collectively, “private lenders”). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities which are typically issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to

9

maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued in either a single class or in multiple classes, which are commonly referred to as a CMO. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Z-tranches (or Z bonds), also known as Accretion-Directed Bonds or Accrual Bonds, are classes of CMOs that pay no interest for an extended period of time. In lieu of monthly interest payments, a Z-tranche is credited the monthly “accrued interest” in the form of accreted principal value or negative amortization. During the accrual period, the principal amount outstanding of the Z-tranche increases at a fixed compounding interest rate eliminating reinvestment risk should interest rates decline. Z-tranches are typically structured to be the last cash-flow tranche of a CMO structure possessing average life of 18 to 22 years, although some may be structured to carry intermediate average lives. After the earlier tranches of the CMO structure have been retired, the Z-tranche starts to receive cash payments that include both principal and interest on a monthly basis. Z-bonds are generally considered long-duration assets whose prices can fluctuate significantly with changes in interest rates.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REITs”). REITs are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITs: (a) equity REITS, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect; (b) mortgage REITs lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and (c) hybrid REITS are a combination of equity and mortgage REITs. The Code lists the conditions a company must meet to qualify as a REIT. For example, the company must pay 90% of its taxable income to shareholders every year. It must also invest at least 75% of its total assets in real estate-related assets, cash items and government securities and generate 75% or more of its gross income from investments in or mortgages on real property.

Repurchase Agreements. The Fund to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. Government Securities”) and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount the Fund pays for the securities and the amount it receives upon resale is interest income to the Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to the Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, the Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to the Fund. The Fund will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Fund will provide that the value of the collateral underlying the repurchase agreement always will be equal to at least 102% of the repurchase price. The Adviser will monitor on a continuing basis

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the creditworthiness of the counterparty to each repurchase agreement and will enter into such agreement only if it determines that the credit risk of such a transaction is minimal.

Sector Concentration. From time to time, the Fund may invest substantially in a particular sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Consumer Cyclicals. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.

Consumer Staples. This sector is subject to government regulations regarding food additives and production methods. In addition, tobacco companies may be adversely affected by legislation and/or by litigation. Also, the success of food and soft drink companies may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

Energy. The securities of energy companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

Financials. Companies in the financials sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Healthcare. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

Industrial. Companies in the industrial sector are affected by supply and demand for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will affect the performance of these companies. Transportation stocks, in particular, are cyclical and have occasional sharp price movements from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials. Companies in the materials sector may be affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. Other risks may include liability for environmental damage, depletion of resources, and safety and pollution control laws. This sector may also be affected by capital spending, profitability, interest rates, economic cycles, technology advancements, labor relations, and government regulations.

Technology. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these smaller companies may have higher price/earnings (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings.

Telecommunications. This sector’s risks include rapid obsolescence, lack of standardization and/or compatibility with existing technologies, and a dependency on patent and copyright protection. Both federal and state regulations may affect the prices of securities in this sector. The sector is also subject to heavy market share competition and foreign competition. The sector has seen heavy consolidation, which may lead to greater regulatory oversight.

Utilities. Utility companies are at risk for increases in fuel and other operating costs; the cost of borrowing to finance capital construction; restrictions on operations, costs and delays in connection with environmental and nuclear safety regulations; and problems obtaining natural gas for resale or fuel for generating electricity. Other risks include those related to the power plants construction and operation; energy conservation efforts and regulatory changes.

Securities Lending Program. In a securities lending program, the Fund may lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. Typically, the criteria include that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount equal to at least 100% of the market value of the securities loaned (with such collateralization valued by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent pays to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-

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dealer or institutional borrower, the securities lending agent will generally consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund retains the authority to terminate a securities loan. The Fund pays reasonable administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund receives from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan (“substitute payments”). Substitute payments are not to be treated as either dividends or interest received with respect to the loaned securities for federal income tax purposes. The Fund retains certain ownership rights with respect to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund’s best interest. The cash collateral received from each borrower will be invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent or the Fund’s custodian, subject to compliance with all applicable laws, regulations and orders. Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund. The Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan). Although the Fund has the ability to engage in securities lending, currently the Fund does not participate in a securities lending program.

Short-Hold Trading Strategy. The Fund may have the opportunity to participate in the primary market for new fixed-income issues offered by issuers and/or underwriters at prices the Adviser deems favorable, based on factors such as the supply of bonds in the marketplace and economic conditions. When the Fund receives less than an optimal allocation in such new issues or when it is otherwise in the Fund’s bests interests, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund’s purchased allocation to third-party interested purchasers at a higher price, depending on market conditions. Because these Fund is “at risk” for the purchased amount of these new issues, they may experience losses on these trades.

Syndicated and Senior Bank Loans. The Fund may invest in syndicated bank loans. Syndicated bank loans are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A syndicated loan typically is originated, negotiated and structured by a U.S. or foreign commercial bank (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Loan interests primarily take the form of participation interests. They may also take the form of assignments purchased in the primary or secondary market, or novations of, a loan. The purchase of a loan participation typically results in the Fund having a contractual relationship only with the Loan Investor who sold the participation, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through setoff against the borrower and the Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the Loan Investor selling the participation. If a Loan Investor selling a participation becomes insolvent, the Fund may be treated as a general creditor of such Loan Investor. The Fund may also purchase assignments from the Agent or other Loan Investors. The purchaser of an assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund could be held liable as co-lender under legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale. In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws.

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Investments in syndicated bank loans involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale.

U.S. Government Securities. U.S. government securities are issued by the U.S. government or its agencies or instrumentalities, including Treasury bills, notes, and bonds; securities issued by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Federal Farm Credit Bank, Small Business Administration, and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; securities issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, which securities are supported by the right of the agency to borrow from the U.S. Treasury; securities issued by the Federal National Mortgage Association (“FNMA”), which securities are supported by the right of FNMA to borrow from the U.S. Treasury Department (e.g., the Federal Home Loan Banks); securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”); and securities issued by the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, which securities are supported only by the credit of such agencies. Although the U.S. government provides various types of financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. government securities are guaranteed or backed by the full faith and credit of the U.S. government. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

Variable or Floating Rate Notes. The Fund may invest in variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days’ notice. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Fund’s quality standards. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note’s demand feature or resell the note at any time to a third party. If a significant portion of the Fund’s assets were invested in notes of a single issuer, however, the issuer’s ability to meet the demand feature could affect that Fund’s liquidity. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

When Issued Purchases. The Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when the Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. The Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Adviser believes that would benefit shareholders. When the Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

MANAGEMENT OF THE FUNDS

The Board of Directors of the Company is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland and the 1940 Act. The Board currently consists of seven Directors, six of whom are not “interested persons” of the Company or the Fund as defined in the 1940 Act (the “Independent Directors”). The Chairman of the Board is Thomas H. MacLeay. Mr. MacLeay is an “interested person” of the Company because he is Chairman of the Board of Directors of National Life Holding Company, NLV Financial Corporation and National Life Insurance Company, all of which are affiliates of the Adviser. The Directors have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a professional stake in the quality and continuity of services provided to the Funds. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key structural component for assuring that they are in a position to do so is the Lead Independent Director. John Raisian serves as the Lead Independent Director and as such (i) acts as a liaison between the Independent Directors and management with respect to matters important to the Independent Directors and (ii) identifies matters of special interest to be addressed by management when preparing Board meeting agendas.

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The Board has two standing committees: the Audit, Compliance and Valuation Committee (the “Audit Committee”) and the Governance, Contracts and Nominating Committee (the “Governance Committee”). Each of the Audit and Governance Committees is comprised of all of the Independent Directors. The Independent Directors are: Gary Dunton, Deborah Miller, John Pelletier, John Raisian, Richard H. Showalter, Jr. and Angela E. Vallot.

The Audit Committee reviews reports by management and the Fund’s independent auditor relating to the integrity of the Fund’s financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Fund’s independent auditor; oversees the quality, clarity and objectivity of the Fund’s financial statements and the independent audit thereof; provides an avenue of communication among the Board, management, and the independent auditor; acts as a liaison between the Board and the Chief Compliance Officer of the Fund (the “CCO”), and monitors the performance by the CCO of the CCO’s responsibilities under the procedures approved by the Board pursuant to Rule 38a-1 under the 1940 Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Fund; and oversees the conflicts review process. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended November 30, 2013, the Audit Committee held six meetings.

With respect to governance matters, the Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, Director compensation and Director self-assessment. With respect to nominations of Directors, the Governance Committee reviews the composition of the Board, considers nominations for membership on the Board and evaluates candidates’ qualifications for Board membership and their independence from the Fund’s investment advisers and other principal service providers. When considering nominations, the Governance Committee may consider referrals from a variety of sources, including current Directors, management of the Fund, the Company’s legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Fund’s communications to shareholders. In its evaluation of potential nominees, the Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, the specific financial, technical or other expertise possessed by the person and the person’s reputation for high ethical standards and personal and professional integrity. Independent Director nominee recommendations from shareholders should be sent to the Secretary of the Company at the address on the cover page of this Statement of Additional Information. With respect to contract matters, the Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements, administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Fund. The Governance Committee also coordinates the annual review process of the Fund’s CCO. The Governance Committee held four meetings during the fiscal year ended November 30, 2013.

The Board’s risk management role for the Fund is one of informed oversight, not active management. The Board has determined that the Company’s leadership structure is appropriate because its majority independent composition allows the Board to exercise independent judgment over management and to allocate areas of responsibility among committees and the full Board to enhance effective oversight.

Day-to-day risk management of the Fund is the responsibility of the Adviser. The Fund is subject to a number of risks, including investment/portfolio, valuation, operational/enterprise and compliance risks. The Board considers risk management issues at its regular board meetings as part of its general oversight responsibilities through reports of the Adviser’s senior management and senior officers of the Fund that address a variety of risk areas relating to the Fund, including but not limited to investment/portfolio risks, valuation risks, operational/enterprise risks and compliance risks. In addition, the Independent Directors exercise oversight of fund risk through the Audit Committee, which considers risks relating to financial reporting and controls.

With respect to investment/portfolio risk, the Board receives regular written reports from the Fund’s portfolio managers describing and analyzing the investment performance of the Fund. In addition, the Board meets at least annually with the Fund’s portfolio managers to discuss portfolio performance, including investment risk. The Board also meets regularly with the Chief Executive Officer of the Adviser to discuss the Fund’s performance and investment risk.

With respect to valuation risk, the Board receives regular written reports from the Fund’s fund administration and accounting personnel describing the number of securities that were fair valued in a particular portfolio, the reasons for the fair valuation and the process used to arrive at the fair value. The Audit Committee reviews the valuation procedures and pricing results with the Fund’s auditors each year in connection with the review of the results of the audit of each Fund’s year-end financial statements.

Operational/enterprise risks are addressed through regular meetings with and reports from senior officers of the Adviser and the Fund’s primary service providers that cover financial, operational, reputational and personnel matters, among others.

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With respect to compliance risk, pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a CCO of the Fund, who is responsible for the implementation and testing of the Fund’s compliance program. The CCO is an active participant in the Fund’s operations. The CCO provides the Board with quarterly reports on compliance matters, including an annual written report summarizing his review and assessment of the adequacy of the Fund’s compliance program and of the compliance programs of the Fund’s service providers. In addition, the CCO provides the Board with a written compliance risk identification and assessment report annually.

The Board appoints the officers of the Company, who run the day-to-day operations of the Fund under the Board’s supervision. The Adviser, under agreements with the Company, supervises and assists in the management of the Fund and the purchase and sale of securities.

Biographical Information. Described below for each Director are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a Director of the Company as of the date of this Statement of Additional Information and in light of the Company’s business and structure. The role of an effective Director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Director evidences those abilities and is appropriate to his or her serving on the Company’s Board of Directors. Each Director serves the fourteen (14) series of the Company. Additional information about each Director is set forth in the tables below. Each Director serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Company’s governing documents or by statute.

Mr. Dunton has served as an Independent Director since January 1, 2013. He is self-employed as a consultant in the insurance industry. Prior to 2008, Mr. Dunton held various leadership positions with MBIA, Inc., a specialized financial services company, including chief operating officer, and most recently, chairman, president and CEO. Mr. Dunton has also held leadership positions with USF&G Insurance Company and AETNA Life & Casualty Company. Through his significant experience in the financial services industry, Mr. Dunton offers the Board his leadership and analytical skills, and experience in asset management. He holds the Chartered Financial Analyst designation. Mr. Dunton is a designated “audit committee financial expert”.

Mr. MacLeay has served as Chairman of the Board since 2003, and was also Chief Executive Officer of the Company for two years. He has also held executive positions with affiliates of the Adviser, and currently serves as the Chairman of the Board of the Adviser’s parent company. Mr. MacLeay brings considerable knowledge of the investment management business and of board governance matters.

Ms. Miller has served as an Independent Director since 1995, and served as Chair of the Governance Committee from 2009 to 2011. Those positions have provided her with extensive knowledge of the operations and business of the Company and the Fund. As an executive officer of her own management consulting firm, Ms. Miller has considerable experience in the management of operating companies. She also has experience as a board member of other entities.

Mr. Pelletier has served as an Independent Director of the Company since January 1, 2013. Since 2010, Mr. Pelletier has been the Director of the Center for Financial Literacy at Champlain College in Burlington, Vermont, and is the principal of Sterling Valley Consulting LLC, a consulting firm he founded in 2009. Mr. Pelletier is an attorney by training, and prior to 2009, he held leadership positions in the asset management firms Natixis Global Associates (chief operating officer, and prior to that, chief legal officer) and Eaton Vance Corporation (chief legal officer). Mr. Pelletier brings to the Board his considerable knowledge of the mutual fund industry and his knowledge of Board governance matters. Mr. Pelletier is a designated “audit committee financial expert”.

Mr. Raisian has served as an Independent Director of the Company since 1996, and as Lead Independent Director since January 1, 2013. These positions have provided Mr. Raisian, an economist and Director of the Hoover Institution at Stanford University, with knowledge of the operations and business of the Company and the Fund, and has called upon him to exercise leadership and analytical skills.

Mr. Showalter has served as an Independent Director of the Company since 2003. He served as Lead Independent Director from 2005 through 2012. He has held the positions of Treasurer and Chief Financial Officer for companies within the Dartmouth-Hitchcock health care system. Those positions have provided Mr. Showalter with significant experience in accounting and financial matters. Mr. Showalter has served on the Audit Committee since 2003 and is a designated “audit committee financial expert.” Mr. Showalter has served as Chair of the Audit Committee since June 2012.

Ms. Vallot has served as an Independent Director of the Company since 1996. She has served as Chair of the Governance Committee since January 1, 2013 and held this position previously from 2004 to 2009. These roles have provided her with knowledge of the

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operations and business of the Company and the Fund. Ms. Vallot has experience as a management consultant, and has advised Fortune 500 companies on a broad range of legal issues as an attorney in private practice.

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Gary Dunton (58) National Life Drive Montpelier, VT 05604	Director, since 2013	Dunton Consulting (an insurance industry consulting firm) — Principal, since 2008; MBIA, Inc. — Chairman, President and Chief Executive Officer, from 2004 to 2008	None

Deborah G. Miller (64) National Life Drive Montpelier, VT 05604	Director, since 1995; Governance, Contracts & Nominating Committee Chair, from 2009 to 2011	Enterprise Catalyst Group (a management consulting firm) — Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) - Chief Executive Officer, from 2005 to 2007	Libby Glass — Director, since 2003; Wittenberg University — Director, since 1998

John Pelletier (50) National Life Drive Montpelier, VT 05604	Director, since 2013

Center for Financial Literacy at Champlain College — Director, since 2010; Sterling Valley Consulting LLC (a financial services consulting firm) — Principal, since 2009; Eaton Vance Corporation — Chief Legal Officer, from 2007 to 2008; Natixis Global Associates — Chief Operating Officer, from 2004 to 2007; General Counsel, from 1997 to 2004

None

John Raisian, Ph.D. (64) National Life Drive Montpelier, VT 05604	Director, since 1996; Lead Independent Director, since 2013	Hoover Institution at Stanford University — Director and Senior Fellow, since 1986	None

Richard H. Showalter (66) National Life Drive Montpelier, VT 05604	Director, since 2003; Audit, Compliance & Valuation Committee Chair, since 2012; Lead Independent Director, from 2005 to 2012

Dartmouth-Hitchcock — Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center — Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance — Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital -Senior Vice President and Chief Financial Officer, from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer, from 1999 to 2007

None

Angela E. Vallot (57) National Life Drive Montpelier, VT 05604	Director, since 1996; Governance, Contracts & Nominating Committee Chair, since 2013 and from 2004 to 2009

VallotKarp Consulting (a diversity and inclusion consulting firm) — President, since 2004; Colgate-Palmolive Company (a consumer products company) — Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) — Director of Diversity, from 1997 to 2001

None

Certain biographical and other information relating to the Director who is an officers and/or “interested person” of the Company as defined in the 1940 Act and to the other officers of the Fund is set forth below, including their ages, their business activities during the past five years, and the length of time served. As a Director, Mr. MacLeay oversees all of the series of the Company. Each elected officer serves all series of the Company, and is elected by, and serves at the pleasure of, the Board.

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Thomas H. MacLeay (64) National Life Drive Montpelier, VT 05604	Chair and Director, since 2003; Chief Executive Officer, from 2003 to 2005

National Life Holding Company (a mutual insurance company) and National Life — Chairman of the Board, since 2002; President and Chief Executive Officer, from 2002 to 2008; NLV Financial Corporation — Chairman, since 2002; President and Chief Executive Officer, from 2002 to 2008; Sentinel Variable Products Trust (“SVPT”) — Chairman, from 2004 to 2008; Chief Executive Officer, from 2004 to 2005

None

Thomas H. Brownell (53) National Life Drive Montpelier, VT 05604	President and Chief Executive Officer, since 2013

National Life — Executive Vice President and Chief Investment Officer, since 2013; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Advisor”) — President and Chief Executive Officer, since 2013; Sentinel Financial Services, Inc. — President and Chief Executive Officer, since 2013; Sentinel Administrative Services, Inc. (“SASI”) — President and Chief Executive Officer, since 2013; SVPT — President, since 2013

N/A

John Birch (63) National Life Drive Montpelier, VT 05604	Chief Financial Officer, since 2008

Advisor — Chief Operating Officer, since 2005; SASI — Chief Operating Officer, since 2006; Sentinel Administrative Services Company (“SASC”) — Chief Operating Officer, from 2005 to 2006; State Street Bank, Luxembourg — Head of Transfer Agency, from 2004 to 2005

N/A

Thomas P. Malone (57) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since 1997	SASI— Vice President, since 2006; SVPT — Vice President and Treasurer, since 2000; SASC — Vice President, from 1998 to 2006	N/A

16

John K. Landy (54) National Life Drive Montpelier, VT 05604	Vice President, since 2002	SASI — Senior Vice President, since 2006; SVPT — Vice President, since 2004; SASC — Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A

Scott G. Wheeler (48) National Life Drive Montpelier, VT 05604	Assistant Vice President and Assistant Treasurer, since 1998	SASI — Vice President, since 2007; Assistant Vice President, from 2006 to 2007; SVPT — Assistant Vice President and Assistant Treasurer, since 2004; SASC — Assistant Vice President, from 1998 to 2006	N/A

Lisa F. Muller (46) National Life Drive Montpelier, VT 05604	Secretary, since 2008

National Life — Counsel, since 2008; SVPT — Secretary, since 2008; State of Vermont, Department of Banking and Insurance — Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell — Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois — Law Clerk, from 2002 to 2004

N/A

Lindsay E. Staples (32) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life — Senior Securities Paralegal, since 2010; SVPT — Assistant Secretary, since 2010 and from 2007 to 2009; National Life — Senior Compliance Associate, from 2009 to 2010; National Life — Securities Paralegal, from 2007 to 2009; Holman Immigration — Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr — Paralegal, from 2004 to 2006

N/A

D. Russell Morgan (58) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 1988 to 2005

Advisor; National Variable Annuity Account II; National Variable Life Insurance Account — Chief Compliance Officer, since 2004; SVPT — Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005; National Life — Assistant General Counsel, from 2001 to 2005; Equity Services, Inc. — Counsel, from 1986 to 2005; Advisor, SASC, Sentinel Financial Services Company — Counsel, from 1993 to 2005

N/A

Other than the Chief Compliance Officer, the officers and Directors of the Company who are employees of National Life or its subsidiaries do not receive any compensation from the Fund. Effective January 2014, each Director who is not an affiliate of the Adviser is paid an annual fee of $86,000. Prior to January 1, 2014, each Director received an annual fee of $76,000. Each of the Lead Independent Director, the Chair of the Audit Committee and the Chair of the Governance Committee are paid an additional annual fee of $8,000. Directors are also reimbursed for travel and other out-of-pocket expenses incurred in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Company during the fiscal year ended November 30, 2013 to the officers and Directors as a group was $1,165,484.00.  This amount includes payments to and in respect of a Director who, as of March 8, 2013, no longer served as a Director of the Company.

The following table sets forth for the fiscal year ended November 30, 2013 compensation paid by the Company to the Independent Directors and the Chief Compliance Officer of the Fund:

Name	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued as Part of Fund Expense	Total Compensation From Company
Gary Dunton(1),(5)	69,667		69,667
Deborah G. Miller(1)	75,750		75,750
D. Russell Morgan(3)	145,355	32,777	178,132
John Pelletier(5)	69,667		69,667
John Raisian(1),(2)	83,083		83,083
Nancy L. Rose(4)	19,250		19,250
Richard H. Showalter, Jr(1),(2)	84,916		84,916
Angela E. Vallot(1),(2)	83,083		83,083

(1) As of November 30, 2013, the total amount of deferred compensation (including interest) payable to or accrued for Mr. Dunton is $68,953, for Ms. Miller is $230,587, for Mr. Raisian is $79,090, for Mr. Showalter is $592,910, and for Ms. Vallot is $930,182.

(2) Mr. Raisian was Lead Independent Director during the fiscal year ended November 30, 2013, Mr. Showalter was Chair of the Audit Committee and Ms. Vallot was Chair of the Governance Committee.

(3) Mr. Morgan was also reimbursed for certain out-of-pocket business expenses.

(4) As of March 8, 2013, Ms. Rose no longer serves as a Director of the Company.

(5) Messrs. Dunton and Pelletier became Directors of the Company as of January 1, 2013.

Share Ownership. Unless otherwise noted, information relating to each Director’s share ownership in the Fund as of December 31, 2013 is set forth in the chart below. The dollar ranges are as follows:

A.                                     None

17

B.                                     $1 to $10,000

C.                                     $10,001 to $50,000

D.                                     $50,001 to $100,000

E.                                      Over $100,000

Name	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Funds

Interested Directors:

Thomas H. MacLeay(1)	A	E

Independent Directors:

Gary Dunton(2)	A	D

Deborah G. Miller(2)	A	E

John Pelletier	C	E

John Raisian(2)	A	D

Richard H. Showalter, Jr(2)	B	E

Angela E. Vallot(2)	A	E

(1) Mr. MacLeay had indirect ownership positions in the listed Funds through National Life’s 401(k) plan. These positions were included when calculating the dollar ranges shown.

(2) These Directors participate in a deferred compensation plan, under which they can designate the deferred compensation to track the performance of one or more Funds. These allocations are included in the above.

Codes of Ethics. The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Fund, and the Adviser and SFSC have also each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PORTFOLIO MANAGERS

Portfolio Manager Compensation.

Portfolio managers are compensated by a combination of fixed salaries and incentive compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one fund and/or also manage accounts for National Life and its affiliates have a share of their compensation based on estimated effort for each area and each type of investment or fund. Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Fund is primarily based on relative performance within the Fund’s Morningstar category. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. Generally, no incentive compensation is paid for performance below a Morningstar 50th percentile ranking. Mr. Doiron’s incentive compensation is based in part on the performance of the National Life fixed income accounts, and in part on the performance of the Total Return Bond Fund and Multi-Asset Income Fund.

Portfolio managers are eligible to receive additional incentive compensation based on certain qualitative factors, such as contributions to the Adviser’s and Company’s growth and success through leadership, expertise and collaboration.

18

In addition, portfolio managers may be awarded long-term equity-based compensation consisting of units whose value is based on the financial performance of Sentinel Investments (consisting of the Adviser, SFSC and SASI) and the Adviser’s assets under management. Units vest over a period of time, to create incentives to retain key talent. Participation is generally determined at the discretion of the Adviser, taking into account factors relevant to the portfolio manager’s contribution to the success of the Adviser.

Incentive compensation and awards of units described above are subject to the annual approval of the National Life Board of Directors.

Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a cash balance defined benefit pension plan. Additional discretionary incentives may be awarded from time to time based on overall results for National Life and its affiliates.

Portfolio Manager’s Fund Ownership. The following table shows the dollar range of shares owned beneficially and of record by the person(s) who are primarily responsible for the day-to-day management of the Fund (each a “portfolio manager”), including investments by their immediate family members, as of December 31, 2013.

A.                                     None

B.                                     $1 to $10,000

C.                                     $10,001 to $50,000

D.                                     $50,001 to $100,000

E.                                      $100,001 to $500,000

F.                                       $500,001 to $1,000,000

G.                                     Over $1,000,000

Portfolio Manager	Fund(s) Managed	Aggregate Dollar Range of Equity Securities in the Fund

Jason Doiron	Multi-Asset Income Fund	A

Portfolio Management Conflicts of Interest. In addition to managing the assets of the Fund, a portfolio manager may have responsibility for managing other client accounts of the Adviser. The manner in which the portfolio manager’s incentive compensation is weighted among the accounts managed may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her incentive compensation. The tables below show, for the portfolio manager(s) of each Fund, the number and asset size of the following types of accounts that he or she manages (if any): (1) SEC registered investment companies (or series thereof) other than the Company and (2) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Information is provided as of November 30, 2013.

Portfolio Managers’ Management of Registered Investment

Companies/Series Other Than the Fund

Portfolio Manager	Number of Companies/Series	Total Assets	Number of Companies/Series with Performance- Based Fee	Total Assets of Companies/Series with Performance- Based Fee
Jason Doiron	6	$2,132 million	None	None

Portfolio Managers’ Management of Accounts

That Are Not Pooled Investment Vehicles

Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts with Performance- Based Fee	Total Assets of Accounts with Performance-Based Fee
Jason Doiron	9	$18,141 million	None	None

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Conflicts of Interest. The Adviser is affiliated with other companies in National Life Group that maintain accounts managed by the Adviser, including National Life Insurance Company. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for the portfolio of one of those companies or for the portfolios of other clients.

For the Adviser, conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund and/or other account. The Adviser has established procedures under which, when the Adviser recommends to the Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed-income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Adviser seeks to ensure that no Fund or other account is favored over others.

PRINCIPAL SHAREHOLDERS

Any person owning more than 25% of the Fund’s shares may be considered a “controlling person” of the Fund. Accordingly, a controlling person’s vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

As of [           ], the Company’s Directors and officers as a group owned less than 1% of the outstanding shares of each Fund. As of December 31, 2013, none of the Independent Directors nor any of their immediate family members owned beneficially or of record any securities in the Adviser, SFSC or any of their affiliates.

In addition, as of [          ], the National Life Holding Company, a Vermont corporation, and its subsidiaries, NLV Financial Corporation, a Delaware corporation, Sentinel Asset Management, Inc., a Vermont corporation, and Sentinel Administrative Services, Inc., a Vermont corporation, each of whom is located at One National Life Drive, Montpelier, Vermont 05604, owned of record and beneficially, the following shares in the Fund:

Fund/Class	Number of Shares	Percent of Outstanding

Multi-Asset Income — Class I	[ ]	[ ]	%

As of [     ], no other shareholder owned of record, or was known by the Company, to own beneficially 5% or more of the voting stock of any class of the Fund or 25% or more of the Fund except as set forth below.

Fund/Class	Shareholder	Number of Shares	Percent of Outstanding
Multi-Asset Income — A	UBS WM USA Omni Account M/F Attn: Dept Manager 1000 Harbor Blvdm 5th Floor Weehawken NJ 07086-6761	[xxx]	[xxx]	%

	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Cust Attn: Physical Team 4800 Deer Lake Dr East Jacksonville FL 32246-6484	[xxx]	[xxx]	%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	[xxx]	[xxx]	%

20

Multi-Asset Income — I	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Cust Attn: Physical Team 4800 Deer Lake Dr East Jacksonville FL 32246-6484	[xxx]	[xxx]	%

	National Life Insurance Company Separate Acct II Attn Nancy LeClerc Investment Acct Dept 1 National Life Drive Montpelier VT 05602-3377	[xxx]	[xxx]	%

Multi-Asset Income — C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	[xxx]	[xxx]	%

	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	[xxx]	[xxx]	%

THE INVESTMENT ADVISER

The Adviser provides general supervision of the Fund’s investments as well as certain administrative and related services. The Adviser is an indirect wholly owned subsidiary of the National Life Holding Company, a mutual insurance holding company.

Under investment advisory agreements with the Fund, the Fund pays the Adviser a monthly fee based on the annual rates shown.

Fund	Advisory Fee Rate	Average Daily Net Assets
Multi-Asset Income	0.55%	First $200 million
	0.50%	Next $200 million
	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

The table below shows the total amount of advisory fees paid to the Adviser by the Fund for each of the past three fiscal years:

	Advisory Fee Paid - Fiscal Year Ended
Fund	November 30, 2011	November 30, 2012	November 30, 2013
Multi-Asset Income Fund	$878,681	$1,136,083	$1,392,905

The initial sole shareholder of the Fund approved the advisory agreement on March 7, 2003. The Board last approved the advisory agreement on August 22, 2013.

The advisory agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund, but in either event it must also be approved by a vote of a majority of the Independent Directors who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the

21

purpose of voting on such approval. With respect to the submission of the Company’s advisory agreement to shareholders, such matters shall be deemed to be acted upon effectively with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

The advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, by a majority of the Fund’s outstanding voting securities on not more than 60 days’ written notice to the Adviser and by the Adviser on 60 days’ written notice to the Fund.

PROXY VOTING PROCEDURES

The Fund has adopted proxy voting procedures pursuant to which the Board delegates the responsibility for voting proxies relating to portfolio securities held by the Fund to the as part of its general management of the Fund, subject to the Board’s continuing oversight. The proxy voting procedures of the Adviser are included in Appendix B to this Statement of Additional Information.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-282-FUND(3863), on the Fund’s website at http://www.sentinelinvestments.com/proxy_voting_information.php or at the SEC’s website at http://www.sec.gov.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Fund and the Adviser, the Fund and the Adviser may, under certain circumstances, make selective disclosure with respect to the Fund’s portfolio holdings. The Board has approved the policies and procedures adopted by the Fund and has delegated to the Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio holdings. The Fund’s Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any confidentiality requirements pursuant to them, to the Board.

The Fund’s policy with respect to disclosure of portfolio holdings is that such disclosure shall be limited to:

Public Disclosure:

(i) information with respect to portfolio holdings contained in the Fund’s Annual and Semi-Annual Reports to Shareholders;

(ii) information with respect to portfolio holdings contained in the Fund’s Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;

(iii) information with respect to portfolio holdings that is: (1) provided on the Fund’s website; (2) provided in the Fund’s marketing materials, broadly used with all selling intermediaries of the Fund; or (3) otherwise made generally available to anyone who requests it, in all such cases such information to the extent it discloses the specific securities held by the Fund to be only as of the last business day of a month and only at least 15 days later than the date of such information;

Non-Public Disclosure:

(iv) information with respect to portfolio holdings of the Fund provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 15 days later than the date of such information, or (b) such services agree that they and their employees will not disclose or trade on such information before it is publicly disclosed; and

(v) information with respect to portfolio holdings of the Fund provided to persons who request it, including selling group members, consultants and investors, such information to be provided (a) as of the last business day of a month and (b) at least 15 days later than the date of such information.

Portfolio holdings information provided under (iii), (iv) or (v) above shall be released only by a limited group of individuals specifically designated by the Fund’s Chief Executive Officer or the President of the Fund’s distributor. Each individual shall be trained in these limitations on the release of portfolio holdings information. None of the Fund, the Adviser nor their respective affiliates receive compensation or other consideration with respect to the release of such portfolio holdings information.

22

The policy does not apply to the disclosure of information to: the Directors or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Company, such as the Fund’s counsel and independent registered public accounting firm; providers of fund accounting services; the Fund’s transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings. The fiduciary, contractual or other duties (e.g., legal or statutory) of these recipients generally require them not to misuse such information.

The Fund has adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information. Among other things, the Code of Ethics prohibits officers and employees of the Adviser from knowingly or intentionally trading, directly or indirectly, against the Fund in any of the Fund’s portfolio securities. The Code of Ethics also generally prohibits such officers and employees from trading in a manner inconsistent with the best interests of the Fund.

The Fund has entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

•                  Board;

•                  Fund’s Independent Registered Public Accounting Firm;

•                  Fund’s custodian;

•                  Fund’s transfer agent;

•                  Fund’s administrative agent (in connection with accounting services); and

•                  Mutual fund information services - Morningstar, Inc. and Lipper Inc.

Selective disclosure of portfolio information is made to the Board, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Fund. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.

The Fund and the Adviser monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

PRINCIPAL UNDERWRITER

SFSC acts as the principal underwriter of shares of the Fund. Its principal business address is National Life Drive, Montpelier, Vermont 05604. SFSC is a Vermont general partnership of SAM and Sentinel Financial Services, Inc. (“SFSI”), a wholly owned subsidiary of SAM.

The Fund receives the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Fund that it allows concessions to intermediaries as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Company that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 2013, 2012 and 2011 were $4,879,455, $6,290,593 and $2,423,029, respectively. Of these amounts, SFSC retained, in the fiscal years ended November 30, 2013, 2012 and 2011, $45,623, $37,694 and $23,727, respectively.

During the fiscal year ended November 30, 2013, SFSC also received $317,579 in contingent deferred sales charges. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company provide that SFSC use its best efforts to continuously offer the shares of the various series of the Company. These contracts may be terminated by either party thereto on 60 days’ written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.

Payments to Intermediaries. SFSC or an affiliate compensates intermediaries that distribute and/or service investors in the Fund or, at the direction of a retirement plan’s named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the Fund on a preferred or recommended fund list, access to an intermediary’s personnel, and other factors. In addition to such payments, SFSC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries’ personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging,

23

entertainment and meals. SFSC anticipates that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”) rules and other applicable laws and regulations, SFSC may pay or allow other incentives or payments to intermediaries.

Some payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend the Fund or a share class over others offered by competing fund families. During the fiscal year ended November 30, 2013, such payments made by SFSC or its affiliates to intermediaries aggregated approximately $9,369,680, of which $3,400,792 was for shareholder servicing and was reimbursed by the Funds. Payments for these purposes made by SFSC or an affiliate from their own resources may vary. Certain of the payments may be offset by 12b-1 fees retained by SFSC. The following is a list of intermediaries to which SFSC or an affiliate made payments in 2013 related to marketing the Fund and/or servicing Fund shareholders.

ADP Broker-Dealer Inc	Morgan Stanley
Ameriprise Financial	MSCS Financial Services
AON Consulting	National Financial Services Co
Ascensus	Nationwide Financial
Benefit Plans Administrators	NY Life Distributors
BMO Harris Bank	Oppenheimer & Co Inc
Charles Schwab & Co. Inc.	Pershing LLC
Charles Schwab Trust Co	Principal Life Insurance Co
Commonwealth Financial Network	Prudential Investment Management Services, Inc.
CPI Qualified Plan Consultants	Raymond James & Assoc. Inc.
Davenport & Company LLC	RBC Dain Rauscher
Edward Jones	RBC Trust Company
Equity Services	Reliance Trust Company
Expertplan Inc	Retirement Plan Co LLC
Fidelity Investments	Robert W. Baird & Co. Inc.
Financial Data Services Inc/ML	Standard Insurance Co
Frontier Trust Co	Stifel Nicolaus & Co
GWFS Equity Inc	T. Rowe Price
Hartford Securities	TD Ameritrade
ING America	TIAA-CREF
Janney Montgomery Scott	UBS Financial Services Inc
JP Morgan Retirement	USI Consulting Group
Lincoln Retirement	Valic Retirement Services Co
Lincoln Investments Planning	Vanguard
LPL Financial Corporation	Wells Fargo Advisors LLC
MassMutual Life Insurance Co	Wells Fargo Bank Trust NA
Mercer Human Resource	Wilmington Trust Retirement and Institutional Services
Merrill Lynch	Xerox HR Solutions
Mid Atlantic Capital Corp

It is expected that SFSC or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

To promote sales of the Fund and consistent with FINRA rules, National Life, Equity Services, Inc. (“ESI”) and/or their affiliates, which are affiliates of SFSC, may contribute amounts to various non-cash and cash incentives paid to registered representatives of ESI the amounts of which may be based in whole or in part on the sales of the Funds, including (1) sponsoring educational programs, (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

National Life or an affiliate may provide loans to unaffiliated distribution firms to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Funds, and measures of business quality.

24

THE DISTRIBUTION PLANS

The Company has adopted several plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares, which have been and may be amended from time to time. In all cases, the Plans reimburse SFSC for expenses actually incurred.

The Fund paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2013.

Fund	Service Fees Paid To Intermediaries	Recovery Of Prepaid Sales Comm.	Salaries and Benefits	Occupancy & Other Expenses	Total Sales Promotion	Total Travel & Entertainment	Totals(1)
Multi-Asset Income	884,141	0	433,186	59,905	148,285	52,905	1,196,249

(1) This represents the total payment by the Fund, which was less than the sum of all expenses because total expenses exceeded the maximum 12b-1 fee reimbursement.

Under the Plan applicable to Class A shares of the Fund, it is expected that the amounts payable to SFSC by the Fund will be equal to 0.25% of average daily net assets.

Under this Plan, SFSC may be reimbursed for distribution and service fees paid to financial intermediaries; salaries and expenses of the SFSC’s wholesale sales force and SFSC’s home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of the Company’s shares to the public; expenses incurred in advertising, promoting and selling shares of the Company to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company’s shares to the public; and expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders. No fee is paid by SFSC to financial intermediaries with respect to any Fund shares purchased prior to March 1, 1993.

Under the Plan applicable to the Class C shares of the Fund, it is expected that the amounts payable to SFSC by the Fund will be equal to 1.00% of the net assets of the Class C shares of the Fund. SFSC will use such payments to recoup service and distribution fees with respect to Class C shares paid to financial intermediaries; front-end sales commissions paid by SFSC to financial intermediaries, together with the costs of financing such payments incurred by SFSC, except to the extent such costs are recovered through contingent deferred sales charges collected by SFSC; and expenses incurred for state “blue sky” registration fees for the first year of operations of the Class C shares of the Fund.

The Board believes that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Fund to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Because SFSC receives no other compensation from the Fund, the Board believes it would benefit the Fund to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Fund.

The Plans have been approved by the Board, including all the Independent Directors. The Plans must be renewed annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Directors be done by the Independent Directors. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Directors on 60 days’ written notice. SFSC or any intermediary may also terminate their respective distribution agreement at any time upon written notice.

The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Fund’s outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

SFSC is required to report in writing to the Board at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Board with such other information as reasonably may be requested in order to enable the Board to make informed determinations of whether the Plans should be continued.

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FUND SERVICES ARRANGEMENTS

Transfer Agency, Dividend Disbursing and Administrative Services. Sentinel Administrative Services, Inc. (“SASI”) provides the Sentinel Funds with certain fund accounting, administration, transfer agency and shareholder relations services. SASI is a wholly owned subsidiary of the Adviser and is located at One National Life Drive, Montpelier, Vermont 05604. SASI performs the transfer agency responsibilities utilizing the computer system of DST Systems, Inc. (“DST”) on a remote basis. Effective June 7, 2007, SASI provides administration services, including fund accounting, under an Administration Agreement with the Company. The Administration Agreement provides for the Sentinel Funds to pay SASI a monthly fee at the annual rate of 0.0375% of the first $4 billion of the Sentinel Funds’ aggregate average daily net assets; 0.0350% of the next $3 billion of the Sentinel Funds’ aggregate average daily net assets and 0.0325% of the Sentinel Funds’ aggregate average daily net assets in excess of $7 billion. The Sentinel Funds are responsible for all charges of outside pricing services and other out-of- pocket expenses incurred by SASI in connection with the performance of its duties under the Administrative Agreement. Day to day fund accounting services are provided by State Street Bank and Trust Company.

SASI provides transfer agency services under an Amended and Restated Transfer Agent and Dividend Disbursing Agent Agreement with the Company. SASI’s annual fee for transfer agency services is comprised of an Annual Base Fee and a Shareholder Account Fee. Effective March 30, 2012, the Annual Base Fee is $2,231,831, and the Shareholder Account Fee is equal to an annual rate of $11 per shareholder account in excess of 106,500 accounts as of the last day of the month preceding the installment due date. The Annual Base Fee is subject to increases at the discretion of the Board of Directors. The Board of Directors will consider increases in the Annual Base Fee annually, at the request of SASI. Annual Base Fee increases must be approved by the disinterested members of the Board, as well as by the Board of Directors as a whole, and are limited to an amount that will not exceed the percentage increase in the annual average Consumer Price Index, All Urban Consumers (the “CPI Index”), as published by the United States Department of Labor for the most recent twelve months for which data is available at the time of the Board meeting at which the increase is considered, or if such figure is not available, a similar measure of general inflation as may be agreed upon by SASI and the Board of Directors. In addition to the annual fee, the Funds reimburse SASI for certain out-of-pocket expenses, including sub-transfer agent fees with respect to accounts held at retirement plan recordkeepers and similar intermediaries that underlie an omnibus account on a Fund’s books and records. These sub-transfer agent fees are reimbursed at a rate of up to 0.17% on assets held in such accounts.

Effective March 31, 2011, SASI engaged Boston Financial Data Services (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts, 02169, as the Funds’ sub-transfer agent to provide various services. Fees incurred by SASI for BFDS’s services will be reimbursed to SASI by the Company.

Fees paid by all the Sentinel Funds to SASI under the Administration and Transfer Agent and Dividend Disbursing Agent Agreements were $7,522,829 for fiscal year 2011, $6,578,057 for fiscal year 2012 and $5,458,905 for fiscal year 2013. It is expected that many Fund shares will be owned by certain intermediaries for the benefit of their customers. Because SFSC often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

SFSC or an affiliate makes payments out of its own resources to intermediaries, including those that sell shares of the Funds, for recordkeeping services as described above under “Payments to Intermediaries”. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may, at the direction of a retirement plan’s named fiduciary, be paid for providing services that would otherwise have been performed by SFSC or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments also may be made to offset charges for certain services, such as plan participant communications, provided by SFSC or an affiliate or an unaffiliated third party.

In certain situations where SFSC or an affiliate provides recordkeeping services to a retirement plan, credits may be accrued which may be subsequently drawn down to pay for plan expenses. Credits may be accrued based on investments in particular Funds, or may be awarded for a given period of time. At the direction of a plan sponsor, credits generally may be used to offset certain non-recordkeeping expenses, such as the creation of plan participant communications. Credits also may be used to reimburse plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with plan services provided by a third party.

Custodian Services. State Street Bank and Trust Company, located at 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Sentinel Funds’ custodian (the “Custodian”). The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The

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Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

The Sentinel Funds paid fees to the Custodian for custodian services totaling $616,215 for fiscal year 2011, $585,415 for fiscal year 2012 and $546,315 for fiscal year 2013.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at 300 Madison Ave., New York, NY 10017, is the Sentinel Funds’ independent registered public accounting firm. The Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Company.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Board and in accordance with its advisory agreements, the Adviser supervises the investments of the Fund and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Adviser. In making such purchases and sales, the brokerage commissions are paid by the Fund. The Fund may also buy or sell securities from, or to, dealers acting as principals.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Fund, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Fund to pay such greater commissions, the Adviser has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds and to its other clients.

Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research obtained in this manner may be used by the Adviser in servicing any or all of the Funds and in servicing other client accounts, and the Adviser obtains research services through the commissions paid in managing other client accounts. The Fund may benefit from research obtained through the commissions paid by the Adviser’s other client accounts.

Although research and market and statistical information from brokers and dealers can be useful to the Fund, it is the opinion of the management of the Fund that such information is only supplementary to the Adviser’s own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser’s staff.

The Adviser obtains brokerage and research services specifically in exchange for commissions paid by the Fund and its other clients. These service providers may include, but are not limited to: Advent Software, BCA Research, Bloomberg, Briefing.com, CSFB Holt, Dow Jones, Factset, First Rain, Gartner, Institutional Investor, ITG, Morningstar, MSCI, NYSE, Russell Indices, Standard & Poor’s, SNL, and Value Line.

Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Adviser has advised the Fund that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount.

For the fiscal periods ended November 30, 2013, 2012 and 2011, the Fund paid brokerage commissions of $52,442, $101,589 and $43,688 respectively.

Certain commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Sentinel Funds, 93.5%, 88.7% and 94.2% respectively, were allocated in fiscal years 2013, 2012 and 2011 to brokers or dealers whose furnishing of research information was a factor in their selection.

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At such time as the Adviser deems it advisable, the Fund may participate in a program with State Street Global Markets, LLC (“State Street Global”) under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund’s third-party service providers other than the Adviser or its affiliates. The credit may be applied to the fees of the Fund’s custodian, which is an affiliate of State Street Global. Neither the Adviser nor its affiliates receive any direct or indirect benefit from this arrangement.

Listed below is the Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act) as of the close of the most recent fiscal year:

Fund	Regular Broker-Dealer	Aggregate Value of Securities Owned as of November 30, 2013
Multi-Asset Income	Goldman Sachs Group, Inc.	1,267,050
	JPMorgan Chase & Co.	1,602,160
	Morgan Stanley	1,095,500

PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities. In the most recent full fiscal years ended 2013 and 2012, the Fund had portfolio turnover rates of 279% and 315% respectively.

CAPITALIZATION

Shares of the Company’s common stock are fully paid and non-assessable and have no preemptive rights. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled, at the discretion of the Board, to one vote per dollar of net asset value per share or one vote per share, on matters on which all Funds of the Company vote as a single class. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

Each share of each class of the Fund is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund attributable to such class upon liquidation after satisfaction of outstanding liabilities.

The Fund does not intend to hold annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants.

The by-laws of the Company require that a special meeting of shareholders be held upon the written request of not less than 25% of the outstanding shares entitled to vote at such meeting, if they comply with applicable Maryland law.

The proceeds from the sale of shares of the Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each Fund or class of shares records all liabilities (including accrued expenses) in respect of the Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Board has adopted an “Amended Rule 18f-3 Plan” for the Company under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

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HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES

Shares of the Fund may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares is the sum of the current net asset value per share plus a sales charge, which varies up to 5.0% of the purchase price. The public offering price of Class C and Class I shares is equal to the current net asset value per share. A contingent deferred sales charge (“CDSC”) may apply to redemptions of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See the Prospectus for more information about how to purchase shares and/or receive a reduced sales charge.

There may be eligibility requirements to purchase a particular share class. See the Prospectus for more information. In addition to the eligibility requirements for Class I shares specified in the Prospectus, the Directors are eligible to defer compensation payable by the Company under a deferred compensation plan and direct such compensation, while deferred, to track the performance of the Class I shares of one or more of the Funds.

ISSUANCE OF SHARES AT NET ASSET VALUE

Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Fund at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Fund, the Adviser, and the Adviser’s affiliates.

You may redeem your shares on any business day (as defined below). Class A, Class C and Class I shares generally are redeemed at current net asset value; a CDSC may be payable on redemptions of Class A shares (under certain circumstances) or Class C shares and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.

DETERMINATION OF NET ASSET VALUE

Net asset value for each class of shares of a Fund is calculated once, at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, each day that the NYSE is open. The net asset value per share is computed by dividing the total value of the assets of each class of the Fund, less its liabilities, by the total number of outstanding shares of each class of such Fund.

Security Valuation: Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives and cleared derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Fund’s Board of Directors. The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by the Adviser and subject to its review and supervision.

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The Fund may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Fund’s custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). SASI shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by Sentinel, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) the monitoring by Sentinel of performance and performance attribution reports for anomalous impacts based upon benchmark performance, and 2) the review by portfolio managers of all of their portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

TAXES

The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, the Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the reduced tax rate for non-corporate shareholders (currently 20%, not including the new 3.8% medicare tax described below) and the dividends-received reduction for corporate shareholders.

The Company consists of several separate Funds. The Fund, similar to the other Funds within the Company, is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.

Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income for federal income tax purposes. Distributions made from an excess of net long-term capital gain over net short-term capital loss (hereinafter referred to as “capital gain dividends”) are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned the Fund’s shares. The Fund will furnish its shareholders with a written statement reporting the amounts of any exempt-interest dividends and capital gain dividends, and the portion of any ordinary income dividends eligible for either the dividends received deduction allowed to corporations under the Code or the reduced individual income tax rate applicable to qualified dividend income, as described below.

Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate applicable to non-corporate shareholders. Under these rules, distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations to the extent their stock is readily tradable on an established securities market in the United States) are treated as “qualified dividend income” eligible for taxation at a reduced tax rate (currently 20%, not including the new 3.8% medicare tax described below) in the hands of non-corporate shareholders. A certain portion of dividends paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by the Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate shareholder must meet holding period and other requirements with respect to the Fund’s shares. To the

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extent that the Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders. Additionally, to the extent the Fund’s distributions are derived from income on debt securities, or on certain types of preferred stock treated as debt for federal income tax purposes, or consist of short -term capital gain, the Fund’s distributions will not be eligible for the reduced tax rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed or treated as long term capital loss or treated for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset). In the case of a Fund with a non-calendar taxable year, a Fund’s earnings and profits are allocated first to distributions made on or before December 31 of the taxable year, and then to distributions made after December 31 of the taxable year.

Dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Fund. Generally, distributions by the Fund will not be eligible for the dividends received deduction allowed to corporations under the Code (although dividends from the Fund could be eligible to the extent attributable to dividends from domestic corporations). Except to the extent that distributions from the Fund are attributable to dividends from qualifying foreign corporations and domestic corporations, distributions from the Fund will also not be eligible for the reduced tax rate applicable to qualified dividend income in the hands of non-corporate shareholders. The Fund will allocate any dividends eligible for the dividends received deduction and/or the reduced income tax rate applicable to qualified dividend income, any capital gain dividends as well as any exempt-interest dividends (and preference items) among the various classes of shares according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to each class of shares during the taxable year, or such other method as the Internal Revenue Service (“IRS”) may prescribe.

If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared. In the case of a Fund with a non-calendar taxable year, if the Fund reports more capital gain dividends than it earns in such taxable year, then the Fund will reduce the amounts reported as capital gains. Where possible, such reduction will first be allocated to dividends made after December 31 of such taxable year. In the case of taxable years of the Fund beginning after December 22, 2010, the Fund may elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. This may have the effect of increasing the amount of dividends otherwise includible in the shareholder’s income with respect to the current taxable year.

The Fund is generally required by law to report to each shareholder and to the IRS cost basis information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a sale or redemption of such shares, the Fund will be required to report the adjusted cost basis, the gross proceeds from the sale or redemption, and whether the related gain or loss is long-term or short-term. The cost basis of the shares sold or redeemed will be based on the default cost basis reporting method selected by the Fund, unless a shareholder, before the sale or redemption, informs the Fund that it has selected a different IRS-accepted method offered by the Fund. This new requirement will not apply, however, for investments through an IRA or other tax-advantaged account. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation, and to obtain more information about how this new cost basis reporting requirement applies to them. For shares of the Fund acquired before January 1, 2012, this new requirement will not apply, but the Fund will continue to report to the IRS the gross proceeds received by a shareholder from the sale or redemption of such shares.

The Fund’s default accounting method for shares acquired after January 1, 2012 is Average Cost. If you prefer not to utilize the Average Cost method, you may elect a different accounting method by utilizing the “My Account” option on our website and submitting your preference online or by completing the Cost Basis Election Form available under the Forms and Literature option at www.sentinelinvestments.com. Completed forms should be sent to:

Sentinel Investments

C/O Boston Financial Data Services

PO Box 55929

Boston MA 02205-5929

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Under certain provisions of the Code, some shareholders may be subject to a withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with the Company, or who, to the Company’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or credit against a shareholder’s federal income tax liability provided the required information is timely provided to the IRS.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, for taxable years of a Fund beginning before January 1, 2014, dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens and foreign entities, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Under guidance issued by the IRS, a RIC will generally be allowed to report the maximum amount of its qualified dividend income, interest related dividends and short term capital gain dividends even where the aggregate of the amounts reported exceeds the amounts of the RIC distributions. No assurance can be given as to whether any of the Fund’s distributions will be reported as eligible for this exemption from withholding tax. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of the taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No assurances can be provided that the Fund will meet the requirements necessary to make such election. No deductions for foreign taxes may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund.  The Fund, if applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, if applicable, the Fund will allocate foreign taxes and foreign source income among its classes of shares according to a method similar to that described above for the allocation of other types of income.

Certain transactions of the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the recognition of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules may also require the Fund to mark to market certain types of positions in their portfolios (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

No gain or loss will be recognized for federal income tax purposes by Class A or Class C shareholders exchanging into Class I shares of the Fund pursuant to the provisions of the then-current Prospectus. A shareholder’s basis in the Class I shares acquired will be the same as such shareholder’s basis in the shares exchanged. Shareholders should consult their tax advisers regarding the state and local tax consequences of the exchange of Class A shares or Class C shares for Class I shares of the the Fund, or any other exchange of shares.

If a shareholder exercises an exchange privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any

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sales charge paid to the Company reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

A loss realized on a sale or exchange of shares of the Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Code requires the Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis (except for foreign currency gains and losses, which are determined on a November 30th year end), and 98.2% of its capital gain net income, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company anticipates that it will make sufficient timely distributions to avoid the imposition of the excise tax.

Recent legislation imposes a 30% withholding tax on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Other recent legislation imposes a 3.8% medicare tax on the net investment income (which includes taxable dividends and gain recognized on the redemption or exchange of shares) of certain individuals, trusts and estates.

SHAREHOLDER SERVICES

Open Account. An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Fund as described in the Prospectus.

The Fund reserves the right at any time to vary the initial and subsequent investment minimums.

Policyowners of National Life who invest policy dividends may open an account in the Fund with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Fund.

The Fund is not required to and does not currently intend to issue stock certificates.

Except for confirmation of purchases, the cost of these shareholder services is borne by the Fund.

Automated Clearing House (“ACH”). The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide SASI with a pre-designated destination. There is no charge for this service.

Distribution Options. Shareholders of the Fund may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other funds of the Company of the same share class at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any sales charge. Before exercising this option, shareholders should read the portions of the selected Fund’s Prospectus(es) relating to the fund’s objectives and policies. The target and original accounts for dividends must be in different funds.

Automatic Investment Plan. See the Prospectus for information. The minimum initial investment and subsequent investment is $50.

Telephone Investment Service. See the Prospectus for information.

Exchange Privilege. This privilege permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values.

An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.

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Exchanges may be subject to certain limitations and are subject to the Fund’s policies concerning excessive trading practices, which are policies designed to protect the Fund and its shareholders from the harmful effect of frequent exchanges. These limitations are described in the Prospectus.

Right of Reinvestment. Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within 90 days after the redemption. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.

If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Fund, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

Right To Reject Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Fund considers the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.

Application of Excessive Trading Policy to Investors Who Transact Fund Shares Through Intermediaries. As described in the Prospectus, under the Fund’s excessive trading policy the Fund may, in certain circumstances, reject an investor’s purchase or exchange of Fund shares, or impose a redemption fee. In accordance with Rule 22c-2 under the 1940 Act, the Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with the Company, SFSC or SASI, acting on behalf of the Fund. Such shareholder information agreements are intended to help identify investors who engage in excessive trading through intermediaries. The Fund may elect to treat an intermediary that has no shareholder information agreement concerning the Fund as an individual investor with respect to its excessive trading policy. If the Fund makes this election, it will not, with respect to its excessive trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary. Depending in part on an investor’s relationship with the intermediary, this may have adverse consequences to the investor — such as the rejection of a transaction in Fund shares or the imposition of a fee — that would not be borne by other investors who deal with the Fund directly or through a different intermediary.

Redemptions in Kind. Shares normally will be redeemed for cash upon receipt of a request in proper form, although each of the Funds retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

DEALER SERVICING FEES

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Your financial intermediary will provide you with specific information about any processing or service fees you will be charged.

GENERAL INFORMATION

Copies of the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of the Company, each as amended and supplemented, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information

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filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also available at the SEC’s Internet Web site at http://www.sec.gov. All cash and securities of the Fund, except for U.S. government securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust Company - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Fund’s Custodian. State Street is also Dividend Disbursing Agent for the Fund’s shares. SASI is Transfer Agent and Registrar for the Fund’s shares. All correspondence regarding the Fund should be mailed to Sentinel Administrative Services, Inc., P.O. Box 55929, Boston, MA 02205-5929.

The independent registered public accounting firm for the Fund is PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Company.

Counsel for the Fund is Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

FINANCIAL STATEMENTS

The financial statements of the Fund, that are included in the Annual Report, have been incorporated by reference into this Statement of Additional Information.

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APPENDIX A: BOND RATINGS

Description of Moody’s Long-Term Obligations Ratings

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category. Refunded issues that are secured by escrowed funds held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (pound sign) symbol, e.g. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor’s Corporate Bond Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either.

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest.

NR Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s Description of Short-Term Debt Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

APPENDIX B: Proxy Voting Procedures

Sentinel Asset Management, Inc.

Proxy Voting Philosophy and Procedures

Revised March 2014, Effective March 2014

The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts (“the Funds”) managed by Sentinel Asset Management, Inc. (“SAM”), including Sentinel’s sustainable funds (“the Sustainable Funds”). For externally managed accounts, the sub-advisor shall maintain its own proxy voting philosophy and policy, unless otherwise agreed.

Fiduciary Responsibility

Sentinel Asset Management, Inc. has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While SAM will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of Sentinel Asset Management, Inc. clients and the Funds’ shareholders.

Proxy Voting Procedures

Proxies are voted by professional(s) designated by the CEO of SAM. To help make sure that SAM votes Fund proxies in accordance with these procedures, votes other client proxies in accordance with the procedures applicable to such other clients, and in the best interests of the Funds and other clients, SAM has established a Proxy Committee (the “Committee”), which is responsible for overseeing SAM’s proxy voting process. The Committee consists, at its core, of the following persons at SAM (i) the Chief Compliance Officer; (ii) one representative from the sustainable investing research department; and (iii) one representative from the investment management department. The person representing each department on the Committee may change from time to time. The Committee will meet as necessary to help SAM fulfill its duties to vote proxies for clients, but in any event, will meet at least annually to discuss various proxy voting issues. The Committee will designate a chair who will be primarily responsible for coordinating the activities of the Committee. The chair also will be primarily responsible for dealing directly with any third party to whom SAM delegates its administrative duties with respect to voting proxies under these procedures.

One of the main responsibilities of the Committee is to review and approve these procedures on a yearly basis. When reviewing these procedures, the Committee looks to see if these procedures are designed to allow SAM to vote proxies in a manner consistent with the goals of voting in the best interests of the Funds and their shareholders, and maximizing the value of the underlying shares being voted by SAM. The Committee will also review these procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After these procedures are approved by the Committee, SAM will vote proxies on securities held in the Funds generally in accordance with these procedures.

In order to facilitate the actual process of voting proxies, SAM has contractually delegated its administrative duties with respect to analyzing proxies to a third-party proxy agent (“the Agent”). Currently, Institutional Shareholder Services (“ISS”) is the third-party proxy agent. Both the Agent and the Funds’ custodian monitor corporate events for SAM. SAM also gives an authorization and direction letter to the Funds’ custodian who then forwards the proxy statements to the Agent to analyze the proxy statements. On approximately a daily basis SAM will send the Agent an updated list of the security holdings in the Funds so that the Agent can update its database and is aware of which proxies they will need to analyze on behalf of the Funds. If needed, the Committee has access to these records. SAM provides the Agent with these procedures to use to analyze proxy statements on behalf of the Funds, and the Agent provides the vote recommendations to the SAM designee(s) so SAM may vote those proxy statements on behalf of the Funds in accordance with these procedures.

When the procedures state that a proxy issue will be decided on a case-by-case basis, the Agent will indicate “REFER” as the vote recommendation. The Committee chair, who may consult with the appropriate portfolio manager or analyst from the investment management department, will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the Funds and their shareholders and in accordance with the parameters described in these procedures generally and specifically in the Proxy Voting Guidelines (the “guidelines”) below.

If these procedures do not address a particular proxy issue presented with respect to a Fund holding, the Agent will similarly indicate “REFER” as the vote recommendation. The Committee chair will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the Funds and their shareholders, and pursuant to the spirit of these procedures. These procedures may be updated to reflect the proxy issue, if appropriate.

After a proxy has been voted, the Agent will create a record of the vote. After the proxies have been voted, each individual proxy vote is recorded in ISS. ISS records: actual vote on each resolution, number of shares voted, whether vote was for or against management’s recommendation, and the date the proxy was voted. ISS maintains these records on behalf of SAM.

There may be times when SAM believes that the best interests of the Funds and their shareholders will be better served if SAM votes a proxy counter to the established proxy voting guidelines. In those cases, the Committee may review the research provided by the Agent on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information they have gathered to make a determination of how to vote on the issue in a manner which the Committee believes is consistent with these procedures and in the best interests of the Funds and their shareholders.

SAM will attempt to process every vote for proxy statements which it or its Agent receives with respect to the Funds. However, there are situations in which SAM may not be able to process a proxy. For example, SAM may not be given enough time to process a vote because SAM or its Agent received a proxy statement in an untimely manner. SAM will make every effort to avoid a situation where it is unable to vote a proxy.

Conflict of Interest Policy

Sentinel Asset Management, Inc. will seek to identify material conflicts of interest which may arise between a Fund and SAM’s business relationships. Such a conflict of interest may arise, for example, where SAM manages assets for a pension plan or other investment account of the company soliciting the proxy, or seeks to serve in such a capacity. A conflict may also arise where the company soliciting the proxy regularly does business with SAM, potentially including securities dealers and investment banks. Where, in the judgment of the Chief Compliance Officer, a material conflict of interest exists, SAM will vote proxies in accordance with the following procedures:

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•                  if the proposal to be voted upon is specifically addressed in this philosophy and procedures statement, and does not provide discretion to SAM on how to vote the matter, then the proxy will be voted in accordance with the recommendation of ISS, and SAM will under no circumstances override that recommendation; and

•                  if the proposal is not addressed in this philosophy and procedures statement or this philosophy and procedures statement provides SAM with discretion on how to vote, then SAM will vote in accordance with ISS’s general recommendation on the proposal.

Policy With Respect to Securities Lending

With respect to securities lending transactions, SAM seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. If SAM determines that a vote involves matters that would have a material effect on the Fund’s investment in securities that are out on loan, it will attempt to recall the Fund’s portfolio securities that are on loan in order to be able to vote proxies relating to such securities.

Proxy Voting Guidelines

The following guidelines give a general indication as to how SAM will vote shares held by the Funds. The Proxy Committee has reviewed the guidelines and determined that voting proxies pursuant to the guidelines should be in the best interests of the Funds and their shareholders and should facilitate the goal of maximizing the value of the Funds’ investments. Although SAM will usually vote proxies in accordance with these guidelines, SAM reserves the right to vote certain issues counter to the guidelines if, after a thorough review of the matter, SAM determines that the best interests of the Funds and their shareholders would be served by such a vote. Moreover, the list of guidelines below is not exhaustive and does not include all potential voting issues. To the extent that the guidelines do not cover potential voting issues, SAM will vote shares held by the Funds on such issues in a manner that is consistent with the spirit of the guidelines below and that promotes the best interests of the Funds and their shareholders.

Proxy Voting Guidelines — Sustainable Funds

SAM is committed to the financial interests of the Funds and their shareholders, which includes, with respect to the Sustainable Funds, the responsibility of encouraging socially and environmentally responsible behavior at the companies in which the Sustainable Funds invest. To achieve those goals, SAM votes proxies on behalf of the Sustainable Funds according to the guidelines specific to the Sustainable Funds (noted as such below). In certain cases SAM may deviate from these guidelines as a company’s particular situation demands.

Company Management Recommendations

When determining whether to invest in a particular company for the Funds, one of the factors SAM may consider is the quality and depth of the company’s management. As a result, SAM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, SAM votes are cast in accordance with the recommendations of the company’s management. However, SAM will normally vote shares held in the Funds against management’s position when it runs counter to the guidelines, and SAM will also vote shares held in the Funds against management’s recommendation when such position is not in the best interests of the Funds and their shareholders.

Policy on Board of Directors

SAM believes that meaningful, independent oversight of corporate managers is a vital role of a company’s Board of Directors. To that end, SAM will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence.

•                  SAM will WITHHOLD votes from any non-independent nominee (except the CEO) if less than 50% of directors are independent. Similarly, we withhold votes from any non-independent nominee on the audit, compensation, or nominating committees if any of the directors serving on the committee are not independent. SAM considers the audit, compensation and nominating committees to be key committees.

•                  SAM will WITHHOLD votes from all directors if the board has a classified structure. Classified, or staggered, boards have members who are usually elected every three years with one third of the directors standing for election each year.

•                  SAM will WITHHOLD votes from individual directors if they are retired from active employment and serve on the boards of five (5) or more companies, or if they are actively employed and serve on the boards of four (4) or more companies.

•                  SAM will WITHHOLD votes from individual directors if they attend less than 75% of board and committee meetings without a valid excuse. We believe each director should devote the time necessary to perform his or her duties as a director effectively.

•                  SAM will generally SUPPORT proposals seeking to institute cumulative voting in the election of directors. The idea of cumulative voting is to provide minority shareholders with a greater chance of having a representative on the board of directors.

•                  SAM will WITHHOLD votes if the nominee is an incumbent and the board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years.

•                  SAM will vote on a CASE-BY-CASE basis if the nominee is an incumbent and there is hedging and /or pledging of stock by directors and / or NEOs.

•

For the Sustainable Funds, diversity is a key consideration. On behalf of the Sustainable Funds and their shareholders, SAM supports initiatives to increase diversity on boards of directors and among upper management. Diversity at the top sends a clear signal to employees that the issue is of importance to the company — a move that coincides with improved employee morale and reduced turnover. Therefore, with respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals asking the board to include more women and minorities on the board of directors.

•                  SAM will SUPPORT proposals asking management to report on the company’s affirmative action policies, including the release of EEO-1 forms and statistical documentation of diversity at various positions in the company.

•                  SAM will normally WITHHOLD votes from a slate of board nominees if the slate does not include any women or minorities.

SAM votes shares held by the Sustainable Funds in the election of directors according to the following guidelines to encourage accountability, independence and diversity on the board of directors of a company:

•

•                  SAM will generally SUPPORT proposals to separate the positions of Chairperson and CEO. Similarly, SAM will generally SUPPORT proposals asking the Chair to be an independent director.

•                  SAM will SUPPORT proposals to allow union and employee board representation.

•                  SAM will OPPOSE proposals requiring minimum stock ownership if 1,000 shares or more are required of each director.

•                  SAM will generally SUPPORT proposals requiring that director nominees receive at least 50% of the vote to be elected to the board of directors. Since many corporate board elections are uncontested, a vote of less than 50% shows a significant lack of shareholder confidence in the nominee.

•                  SAM will WITHHOLD votes from all director nominees if the company does not ask for shareholder approval of the company’s auditor.

Policy on Audit Committee

SAM believes that audit committees should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. SAM will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

Auditors

SAM will examine the fees paid to the independent auditor, as disclosed in the company proxy statement, to determine the ratio of non-audit fees to the aggregate fees. The objectivity and independence of the auditor may be compromised when a large percentage of fees are obtained from non-audit services. With respect to proxies on shares held in the Funds,

•

•                  SAM will OPPOSE the approval or ratification of the auditor if 25% or more of the aggregate fees are for non-audit services.

Shareholder Issues

With respect to proxies on shares held in the Funds,

•                  SAM will SUPPORT shareholders’ rights to call a special meeting, act by written consent and maintain the right to have in-person annual meetings.

•                  SAM will SUPPORT proposals to eliminate super-majority vote requirements to approve mergers, and OPPOSE proposals to establish super-majority vote requirements for mergers. SAM will support proposals to eliminate super-majority vote requirements (lock-in) to change bylaw or charter provisions. Conversely, SAM will OPPOSE proposals to establish those super- majority requirements.

Policy on Proxy Contest Defenses/Anti-takeover Measures

SAM generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. SAM generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, SAM conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that SAM generally opposes:

•                  Classification of the Board of Directors

•                  Shareholder rights plans (poison pills)

•                  Supermajority rules to approve mergers or amend charter or bylaws

•                  Authority to place stock with disproportionate voting rights

•                  Golden Parachutes

Shareholder resolutions that SAM has generally supported:

•                  Rescind or prohibit any of the above-anti-takeover measures

•                  Annual voting of directors; repeal classified boards

•                  Anti-greenmail provisions

•                  Adoption of confidential voting

•                  Adoption of cumulative voting

•                  Redeem shareholder rights plans

•                  Proposals that require shareholder approval of rights plans (poison pills)

SAM will vote on a CASE-BY-CASE basis proposals regarding proxy access.

•

Ownership and Corporate Defenses

On occasion, shareholders are asked to increase or decrease the number of shares authorized for issuance. SAM is mindful of the effects of these actions, and the rationale of the management for instituting the changes. The authorization of more shares presents management with potential takeover defenses, such as issuing stock to parties friendly to management. Therefore, with respect to proxies on shares held in the Funds,

•                  SAM will consider proposals to approve common stock, preferred stock or stock warrant issues on a case-by-case basis.

•                  SAM will generally SUPPORT proposals to increase common shares for a stock split.

•                  SAM will OPPOSE management proposals to authorize or increase blank check preferred stock when the board asks for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval.

•                  SAM will consider proposals to eliminate preemptive rights on a case-by-case basis.

Corporate Restructuring

SAM looks at all mergers and other corporate actions on a case-by-case basis. With respect to proxies on shares held in the Sustainable Funds, SAM will evaluate mergers by looking at the financial impact on the Sustainable Funds and at the social implications to stakeholders.

Policy on Executive and Director Compensation

SAM believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. SAM will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. SAM will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, SAM will generally vote against plans which do not meet several criteria. SAM standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders. SAM believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers. SAM will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. SAM may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Social and Environmental Issues (excluding Sustainable Funds)

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

•                  allow shareholder control of corporate charitable contributions

•                  exit the nuclear power business;

•                  adopt the MacBride Principles (fair employment / human rights);

•                  adopt the CERES Principles (Coalition for Environmentally Responsible Economies);

•                  stop doing business with the US Department of Defense;

•                  stop using animals for product testing; and/or

•                  move its annual meeting to a town with better public transportation.

While SAM’s directors, officers, employees and clients may have personal views with respect to each of these and other issues, it is SAM’s corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions. However, SAM (excluding Sustainable Funds) will vote on a CASE-BY-CASE basis on proposals requesting sustainability reporting.

Social and Environmental Issues — Sustainable Funds

Equality Principles

When voting proxies on shares held in the Sustainable Funds, SAM will SUPPORT proposals that ask management to adopt a sexual orientation non-discrimination policy. When so voting, SAM will also support initiatives to provide spousal benefits to domestic partners regardless of sexual orientation, and to promote diversity and tolerance through company sponsored programs.

Animal Testing

SAM seeks not to invest, on behalf of the Sustainable Funds, in companies that conduct animal testing when not required by law. However, companies in which the Sustainable Funds invest may have conducted animal testing in the past or are required to by law. With respect to proxies on shares held in the Sustainable Funds,

• SAM will SUPPORT proposals asking companies to phase out or stop animal testing when not required by law.

• SAM will SUPPORT proposals asking management to develop animal welfare standards and report on those initiatives to shareholders.

Environment

CERES & Global Reporting Initiative (GRI)

The Coalition for Environmentally Responsible Economies (CERES) was formed in 1999 in response to the Exxon Valdez tanker spill in Alaska. The Coalition created a set of principles designed to serve as a guide for environmental stewardship. By endorsing the principles, a company commits itself to:

•                  work towards a sustainable business model that conserves energy and natural resources and promotes environmental restoration;

•                  clearly define goals and measures of progress; and

•                  report to the public the progress towards those goals in a CERES Report format.

The Global Reporting Initiative (GRI) is a multi-stakeholder process and independent institution whose mission is to develop and disseminate globally applicable Sustainability Reporting Guidelines. These guidelines are for voluntary use by organizations for reporting on the economic, environmental, and social dimensions of their activities, products, and services. Investors, companies and stakeholders use this information to measure performance, benchmark against peers and evaluate risks. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals asking management to endorse the CERES Principles.

•                  SAM will SUPPORT proposals asking management to issue a sustainability reporting using the Global Reporting Initiative (GRI) guidelines.

Emissions of Pollutants

With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals that ask management to control, reduce or minimize emissions of pollutants into the air, water and soil.

•                  SAM will SUPPORT proposals that ask management to review alternative energy resources, such as solar or wind power.

Safer Chemicals and Substitution Policies

Companies face increased risks of market exclusion, damage to their reputations, interrupted supply chains and costly litigation due to rising public awareness and concern about the safety of toxic chemicals in consumer products. Companies have responded to the concerns of governments, shareholders and consumers in recent years by halting the sale and production of products containing mercury, polyvinylchloride (PVC) and other toxic chemicals. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals that ask companies to phase out specific toxic chemicals where safe alternatives are available, report on their progress in doing so or on the feasibility of doing so.

•                  SAM will SUPPORT proposals that ask companies to reformulate products globally to meet the most stringent national or regional standards for toxic chemicals applicable to those products.

Hazards at Facilities

Companies have a responsibility to inform members in the community about potential environmental health or safety risks posed by substances used at company facilities. Shareholders have asked companies to provide this information in a report to the community. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals that ask companies to report on hazards posed by manufacturing facilities.

Take Action on Climate Change

Over the past one hundred years, the atmospheric concentration of carbon dioxide increased from 280 parts per million to 400 parts per million. Scientists expect that number to increase to 560 parts per million in the next 50 years, with the effect of bigger more severe storms, more frequent droughts and increased smog and other natural disasters. Signatories of the Kyoto Protocol in 1997 agreed to reduce carbon dioxide to 7% below 1990 levels. Since 1997, many companies have been asked to report or take action on climate change as proposed in the Kyoto agreement. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals that ask management to report or take action on climate change.

Genetically Engineered Products

There is growing concern that genetically engineered products may pose serious health risks to humans, animals and the environment. Many investors are concerned that adverse effects on people or the environment by these genetically engineered products may produce significant liabilities for a company. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals asking management to label, or restrict or phase out sales of genetically engineered products.

•                  SAM will SUPPORT initiatives asking companies to report on the financial risks of production and consumption of genetically engineered products, or the risks of halting or restricting their production.

Human Rights

In efforts to reduce product costs, many companies make or import their products from factories in low-wage, developing countries that either do not have rigorous comprehensive labor or environmental codes or do not enforce them. As a result, numerous reports have surfaced about deplorable working conditions, also known as “sweatshops.” Many organizations have asked companies to adopt codes of conduct to address this issue, and hire independent monitoring groups to ensure the implementation of those codes at both company and sub-contractor factories. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals that ask management to report on global company or contractor labor standards.

•                  SAM will SUPPORT proposals asking management to adopt codes of conduct based on International Labor Organization (ILO) core labor conventions or other labor standards.

•                  SAM will SUPPORT proposals that ask management to use independent third party monitoring to ensure compliance with International Labor Organization (ILO) standards.

Tobacco

SAM does not invest, on behalf of the Sustainable Funds, in companies that are involved in the material production of tobacco, but this does not include media companies that may accept advertising revenue from tobacco companies. The promotion of tobacco products, particularly when it is targeted at children, may be counter to the best interests of the Funds and their shareholders. Additionally, second-hand smoke can pose health risks in the work environment. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals to sever the company’s links to the tobacco industry.

•                  SAM will SUPPORT proposals asking companies to report on or adopt ethical criteria for accepting tobacco advertising.

•                  SAM will SUPPORT proposals asking companies to adopt no-smoking policies for facilities or places of business.

Non-Partisanship and Political Contributions

In recent years, companies have faced scrutiny and criticism for political contributions to major political parties and candidates. There is a perception that companies consistently making large contributions are buying influence and unduly affecting the democratic process. With respect to proxies on shares held in the Sustainable Funds,

•                  SAM will SUPPORT proposals asking companies to affirm political non-partisanship.

•                  SAM will SUPPORT proposals that ask companies to increase disclosure of political or political action committee contributions.

•                  SAM will SUPPORT proposals asking companies to disclose their policies and history of soft dollar contributions. However, SAM will oppose such proposals if the company contributed $20,000 or less during the most recent federal election cycle.

Part C

Other Information

Item 28. Exhibits

(a)(1)	Articles of Amendment and Restatement effective January 26, 2006 (6)
(a)(2)	Articles of Correction effective March 15, 2006 (5)
(a)(5)	Certificate of Correction effective May 24, 2006 (7)
(a)(20)	Articles of Amendment (renaming the Sentinel Conservative Strategies Fund) (15)
(a)(21)	Articles Supplementary (adding Class I shares to Conservative Strategies Fund and adding Total Return Bond Fund) (14)
(a)(22)	Articles Supplementary (reclassifying shares of Sentinel Mid Cap II Fund as Sentinel Conservative Strategies Fund) effective March 23, 2012 (16)
(b)(1)	Amended and Restated By-Laws of the Registrant dated March 16, 2006 (6)
(c)(1)

Sections II, VII, IX, XII and XVI of Registrant’s Amended and Restated Bylaws dated March 16, 2006 are incorporated herein by reference to Exhibit (b)(1) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2006 and Sections 5th and 7th of the Articles of Amendment and Restatement effective January 26, 2006 incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

(c)(2)	Form of Share Certificate (4)
(c)(3)	New Form of Share Certificate (4)
(d)(3)	Amended and Restated Investment Advisory Agreement between Registrant and Sentinel Asset Management, Inc. dated as of August 15, 2007 (Conservative Allocation Fund) (10)
(e)(1)	Distribution Agreement between the Registrant and Sentinel Financial Services Company (“SFSC”), dated as of March 1, 1993 (1)
(e)(2)	Form of Dealer Agreement (17)
(e)(3)	Schedule A to Dealer Agreement, effective as of January 31, 2014 (17)
(f)(1)	Registrant has provided health care and insurance benefits to certain retirees
(f)(2)	National Life Insurance Company 401(k) Plan (Chief Compliance Officer) (8)
(f)(3)	National Life Insurance Company Pension Plan (Chief Compliance Officer) (8)
(f)(4)	National Life Insurance Company Supplemental Pension Plan (Chief Compliance Officer) (8)
(g)(1)	Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective October 1, 2000 (2)
(g)(2)	Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 2004 (8)
(g)(3)	Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 1, 2008 (11)
(g)(4)	Amendment to Custody Agreement between Registrant Sentinel Variable Products Trust and State Street Bank and Trust Company, effective November 16, 2009 (13)
(g)(5)	Amendment to Custody Agreement between Registrant and SVPT and State Street Bank and Trust Company effective December 15, 2010 (15)
(g)(6)	Custody fee schedule effective April 1, 2008 (11)
(h)(1)	Administration Agreement between Registrant and Sentinel Administrative Services, Inc. dated June 7, 2007 (9)
(h)(2)	Amended and Restated Transfer and Dividend Disbursing Agent Agreement between Registrant and Sentinel Administrative Services, Inc. dated as of March 31, 2011 (17)
(h)(3)	Securities Lending Agreement between Registrant and State Street Bank & Trust Company as amended May 25, 2007 (11)
(h)(4)	Form of Indemnification Agreement (11)
(i)(7)	Opinion & Consent of Counsel with respect to Conservative Strategies Class I (15)
(j)	Consent of the independent registered public accounting firm
(k)	Not applicable.
(l)	None.
(m)(1)	Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (8)
(m)(3)	Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (8)
(n)(1)	Amended plan pursuant to Rule 18f-3 under the 1940 Act dated January 31, 2014 (18)
(o)	Reserved.
(p)(1)	Code of Ethics of the Registrant, as amended through December 8, 2005 (3)
(p)(2)	Code of Ethics of Advisor, as amended through May 21, 2008 (16)
(p)(3)	Code of Ethics of Distributor as amended through December 19, 2005 (3)
(p)(6)	Senior Officer Code of Ethics, as amended through March 12, 2008(12)
(q)	Power of Attorney dated March 11, 2013 (17)

(1)	Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement filed on Form N-1A on March 30, 2000.
(2)	Incorporated by reference to Post-Effective Amendment No. 103 to the Registration Statement filed on Form N-1A on September 29, 2005.
(3)	Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement filed on Form N-1A on December 19, 2005.
(4)	Incorporated by reference to Post Effective Amendment No. 106 to the Registration Statement filed on Form N-1A on December 23, 2005.
(5)	Incorporated by reference to Post Effective Amendment No. 107 to the Registration Statement filed on Form N-1A on March 17, 2006.
(6)	Incorporated by reference to Post Effective Amendment No. 109 to the Registration Statement filed Form N-1A on March 30,

2006.
(7)	Incorporated by reference to Post Effective Amendment No. 110 to the Registration Statement filed Form N-1A on June 1, 2006.
(8)	Incorporated by reference to Post Effective Amendment No. 112 to the Registration Statement filed on Form N-1A on March 30, 2007.
(9)	Incorporated by reference to the Post Effective Amendment No. 115 to the Registration Statement filed on Form N-1A on June 28, 2007.
(10)	Incorporated by reference to the Post Effective Amendment No. 117 to the Registration Statement filed on Form N-1A on August 27, 2007.
(11)	Incorporated by reference to the Post-Effective Amendment No.121 to the Registration Statement filed on Form N-1A on March 28, 2008.
(12)	Incorporated by reference to the Post-Effective Amendment No.123 to the Registration Statement filed on Form N-1A on March 31, 2009.
(13)	Incorporated by reference to the Post-Effective Amendment No.124 to the Registration Statement filed on Form N-1A on January 25, 2010.
(14)	Incorporated by reference to the Post-Effective Amendment No. 130 to the Registration Statement filed on Form N-1A on December 17, 2010.
(15)	Incorporated by reference to the Post-Effective Amendment No. 131 to the Registration Statement filed on Form N-1A on December 17, 2010.
(16)	Incorporated by reference to the Post-Effective Amendment No. 135 to the Registration filed on Form N-1A on March 29, 2012.
(17)	Incorporated by reference to the Post-Effective Amendment No. 137 to the Registration filed on Form N-1A on March 29, 2013.
(18)	Incorporated by reference to the Post-Effective Amendment No. 140 to the Registration filed on Form N-1A on January 29, 2014.

Item 29. Persons Controlled by or under Common Control With The Registrant

None.

Item 30. Indemnification

Reference is made to Article Eighth of the Articles of Amendment and Restatement of the Registrant, incorporated by reference to Exhibit (a) to this Registration Statement, and to Bylaw XI (“Bylaw XI”) of the Amended and Restated Bylaws of the Registrant incorporated by reference to Exhibit (b) to this Registration Statement.

Section 1 (Mandatory Indemnification; Success on Merits or Otherwise) of Bylaw XI provides that to the extent that a director, officer, employee or agent of the Registrant has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Bylaw XI, or in defense of any claim, issue or matter raised therein, he shall be indemnified by the Registrant against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 2 (Mandatory Indemnification; Direct Actions) of Bylaw XI provides that any person who was or is a party or is threatened to be made a party to any threatened or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that he is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall be indemnified by the Registrant against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall be adjudged liable to the Registrant or any of its security holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 3 (Mandatory Indemnification; Suits By or in the Right of the Registrant) of Bylaw XI provides that any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall be indemnified by the Registrant against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant and except that (i) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of duty to the Registrant unless and only to the extent that the court in which such action or suit was brought or any other court of equity in the county where the Registrant has its principal office shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for those expenses which the court considers proper, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Registrant by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4 (Determination) of Bylaw XI provides that any indemnification under Bylaw XI (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Bylaw XI. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are neither “interested persons” of the Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the action, suit or proceeding (“disinterested, non-party directors”) or (ii) by an independent legal counsel (not including a counsel who does work for either the Registrant, its adviser or principal underwriters, or persons affiliated with these persons) in a written opinion.

Section 5 (Advance of Expenses) of Bylaw XI provides that expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Registrant in advance of the final disposition of such action, suit or proceeding as authorized in the manner described in [Section 4 above], provided either (i) the indemnitee shall provide a security for his undertaking to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Registrant as authorized by Bylaw XI, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 31. Business and Other Connections of the Investment Adviser

Information on each investment advisor is incorporated by reference to the Prospectus and Statement of Additional Information included in this Registration Statement.

Item 32. Principal Underwriters

(a) Sentinel Financial Services Company, the principal underwriter for the registrant, is also the principal underwriter for Sentinel Variable Products Trust; an investment company registered under the Investment Company Act of 1940.

(b) As to each officer of SFSC:

Name and Principal
Business Address*	Positions and Offices with SFSC	Positions and Offices with Registrant
David Longfritz	President & Chief Executive Officer	None
Clara Sierra	Executive Vice President	None
Kevin S. Peoples	Senior Vice President	None
Matthew C. Frazee	Vice President & Treasurer	None
Philip G. Partridge, Jr.	Vice President & Assistant Treasurer	None
David B. Soccodato	Vice President & Tax Officer	None
Gregory D. Teese	Vice President & Chief Compliance Officer	None
Kerry A. Jung	Secretary	None
Kelly Fournier	Assistant Secretary	None
Rhonda J. Miller	Assistant Secretary	None
Ian A. McKenny	Senior Counsel	None
Lisa F. Muller	Senior Counsel	Secretary
Janet S. Astore	Tax Officer	None
Jeffrey M. Kemp	Tax Officer	None

*The principal business address of all such persons is One National Life Drive, Montpelier, Vermont 05604.

(c) Not applicable.

Item 33. Location of Accounts and Records

The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

(a)     Sentinel Administrative Services, Inc.

One National Life Drive

Montpelier, Vermont 05604

Rule 31a-1(a)

Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)

Rule 31a-2(a)(b)(c)(f)

(b)  Sentinel Asset Management, Inc.

One National Life Drive

Montpelier, Vermont 05604

Rule 31a-1(a)(9)(10), (11)

Rule 31a-1(d)

Rule 31a-2(a)(c)(f)

(c)  Sentinel Financial Services Company

One National Life Drive

Montpelier, Vermont 05604

Rule 31a-1(d)

Rule 31a-2(c)

(d)  National Life Insurance Company

National Life Drive-Records Center

Montpelier, VT 05604

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Montpelier and State of Vermont, on the 11th day of April 2014.

SENTINEL GROUP FUNDS, INC. (Registrant)

By:	/s/ Thomas H. Brownell
Thomas H. Brownell
President & Chief Executive Officer

Signature	Title	Date

/s/ Thomas H. Brownell
Thomas H. Brownell	Director, President & Chief Executive Officer	April 11, 2014
(Principal Executive Officer)

/s/ John Birch	Chief Financial Officer
John Birch	(Principal Financial and Accounting Officer)	April 11, 2014

Thomas H. MacLeay*	Chair (Director)

Gary Dunton*	Director

John Pelletier*	Director

Deborah G. Miller*	Director

John Raisian*	Director

Richard H. Showalter, Jr.*	Director

Angela E. Vallot*	Director

* John Birch signs this document pursuant to the power of attorney filed with this Post Effective Amendment No. 137 to the Registration Statement filed on Form N-1A.

/s/ John Birch	April 11, 2014
John Birch

Exhibits

(j)	Consent of the independent registered public accounting firm